                   GENERAL AMERICAN CAPITAL COMPANY


                                                February, 1998


Dear Shareholder:

We are pleased to bring you this Annual Report for General American Capital Company, covering financial results through December 31, 1997. General American Capital Company is an underlying investment vehicle for variable universal life insurance and variable annuity products offered by General American Life Insurance Company.

As in previous annual reports, this edition includes management commentary on the investment performance of each fund, plus historical graphs charting the growth of a $10,000 investment from fund inception through December 31, 1997. Preceding the management discussion of each fund is a two-page Economic Overview. Following the management discussion section are the audited financial statements and footnotes, and the schedule of investments for each fund.

We hope you find this report informative. Thank you for choosing our investment funds. We look forward to continued asset growth in 1998, our eleventh year of operation.




                                                /s/ RICHARD A. LIDDY

                                                Richard A. Liddy
                                                Chairman of the Board

ECONOMIC OVERVIEW

In 1998, we can expect to see a significant, sustained slowdown in the economy, primarily as a result of the continued tight labor markets. The unemployment rate is at its lowest since the 1970s and the labor pool simply is not large enough to accommodate continued strong growth. As a result, some firms will not be able to meet orders, simply because they do not have a sufficiently trained work force.

A second reason for the slowdown is the Asian market meltdown. No one can fully know the impact the Asian crisis will have on the U.S. economy but, as we have already seen, some U.S. corporations and some bond market investors are already beginning to factor in a significant slowdown effect.

Finally, most analysts agree that there will be some type of year 2000 effect on the economy. As companies devote full resources in 1998 and 1999 to addressing potential year 2000 problems, they will decrease spending on other technology. With these three forces combined, we expect GDP growth to slow from the estimated 3.7 percent in 1997 to an expected 2.1 percent in 1998. Those who are predicting 5.0 to 5.25 percent 30-year treasury rates at the end of 1998 are also expecting gross domestic product (GDP) growth in the 1.8 percent range, with continued low inflation. The effects of a non-farm payroll jump in November and December were offset by a recent slowing of manufacturing, as evidenced by the various purchasing managers' indexes. This, coupled with the weak showing of Christmas sales, has led the markets to see little upside to inflation. Our expectation of 2.0 to 2.3 percent GDP growth lies with the expected resiliency of the American consumer.

We expect the American consumer to remain in a buying mood for most of 1998, spurred by low interest rates, low unemployment, and high consumer confidence. By mid-year, we believe rates will rise from the January levels (5.38 percent 10-year yield and 5.70 percent 30-year yield). We believe consumer spending will remain resilient even in the face of a substantial drag from falling net exports. The growth rate of real wages has accelerated to over 2 percent, its fastest rate in 20 years. Thanks largely to the stock market, the gain in real household net worth since 1994 has probably been the largest three-year increase of the postwar era. The housing sector will receive a boost, and a refinancing boom caused by low interest rates should free up additional cash flow for consumer spending.

While GDP growth will be at a lower rate than last year, we expect minimal growth in inflation. Commodity prices will exhibit a downward bias during the first half of the year and wage pressures will move upward. In addition, health care costs for Fortune 1000 companies are expected to rise 4 percent in 1998, compared with 3 percent in 1997, according to a recent survey by Towers Perrin, a management consulting company. December's Producer Price Index (PPI) report culminated a year-over-year 1.2 percent decline in 1997 with the exception of food and energy, whose PPI was up 0.1 percent year-over-year, and resulted in increased speculation of deflation in 1998. We are not in the deflationary camp. We expect a slightly positive PPI number in 1998 and approximately a 2.4 percent CPI rate.

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
General American Capital Company:

We have audited the statements of assets and liabilities, including the schedules of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity and Small Cap Equity Funds of General American Capital Company as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information for the periods presented. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity and Small-Cap Equity Funds of General American Capital Company as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and the financial highlights information for the periods presented, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP



St. Louis, Missouri
February 2, 1998

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND


MANAGEMENT DISCUSSION

This fund finished the year with another strong performance, posting a 32.8 percent net return, closely matching the benchmark S&P 500's results for 1997. This was despite a highly volatile fourth quarter in which the well-publicized "Asian flu" of economic distress in the Asian Rim countries roiled financial markets worldwide. The Asian crisis triggered a roller-coaster ride for the U.S. stock market, with a record drop of 554 points on October 28th followed by the largest single-day gain ever of 337 points. The subsequent rally moved the Dow Jones Industrial Average to a high of 8149 on December 5th from the October 28th low of 7161, an increase of
13.8 percent. Trading volume also reached record levels in the fourth quarter. One billion shares were traded in one day for the first time on October 22, and the billion-share level was topped six more times before year's end.

In some respects the third and fourth quarter results reversed themselves. Mid-cap and small-cap stocks outperformed large-cap stocks in the third quarter, led by a 16.1 percent increase in the S&P 400 Index of mid-cap issues. Large-caps took back the advantage in the fourth quarter, albeit with much lower returns (2.9 percent for the S&P 500 Index vs. 0.8 percent for the S&P 400). Similar results were achieved in growth-style and value-style equities; value outperformed growth 9.2 percent (Barra Value Index) to 5.9 percent (Barra Growth Index) in the third quarter, and then growth topped value (by the same indexes) 3.5 percent to 2.2 percent in the fourth quarter. After outperforming other sectors in the third quarter, financial services and technology reacted negatively to the economic downturn in Asia in the fourth quarter.

GROWTH OF A $10,000 INVESTMENT

                              [graph]

              EQUITY INDEX
Date              FUND         S&P500 INDEX
10/01/87       10,000.00        10,000.00
12/31/87        7,795.43         7,750.00
12/31/88        9,093.16         9,036.50
12/31/89       11,798.92        11,901.07
12/31/90       11,348.52        11,532.14
12/31/91       14,776.50        15,049.44
12/31/92       15,877.00        16,193.20
12/31/93       17,438.45        17,828.71
12/31/94       17,639.52        18,060.48
12/31/95       24,139.29        24,825.03
12/31/96       29,665.30        30,553.65
12/31/97       39,395.99        40,708.46

ANNUAL RETURNS

      PERIODS ENDED DECEMBER 31, 1997     PAST 1 YEAR          PAST 5 YEARS       PAST 10 YEARS       LIFE OF FUND
      Annual Returns                         32.80%               19.93%              17.59%             14.31%

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
    Investments, at market value:
       (see accompanying schedule)
       Common Stocks                                                    $493,602,537
       Short term securities                                               6,848,967
                                                                        ------------
          Total investments                                              500,451,504
    Cash                                                                     687,973
    Dividends receivable                                                     608,181
                                                                        ------------
       Total assets                                                      501,747,658
                                                                        ------------

LIABILITIES:
    Payable for daily variation on futures contracts                          44,400


    Payable to Conning Asset
       Management Company                                                    104,923
    Payable to General American
       Life Insurance Company                                                 20,985
                                                                        ------------
       Total liabilities                                                     170,308
                                                                        ------------

          Total net assets                                              $501,577,350
                                                                        ============

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                                 12,731,685

          Net asset value per share (Total net
          assets divided by total shares of
          capital stock outstanding)                                    $      39.40

TOTAL AMORTIZED COST OF INVESTMENTS                                     $259,690,422

STATEMENT OF OPERATIONS
For the year ended December 31, 1997
INVESTMENT INCOME:
    Dividends                                                           $  7,388,094
    Interest                                                                 198,942
                                                                        ------------
       Total investment income                                             7,587,036
                                                                        ------------

EXPENSES:
    Investment management charge                                           1,069,692
    Administrative charge                                                    213,938
                                                                        ------------
       Total expenses                                                      1,283,630
                                                                        ------------
          Net investment income                                            6,303,406
                                                                        ------------

NET REALIZED GAIN:
    Net realized gain on investments                                      15,385,330
    Net realized gain on futures contracts                                    69,799
                                                                        ------------
NET REALIZED GAIN                                                         15,455,129
                                                                        ------------

NET UNREALIZED GAIN (LOSS):
    Net unrealized gain on investments                                    94,632,706
    Net unrealized loss on futures contracts                                 (44,400)
                                                                        ------------
NET UNREALIZED GAIN                                                       94,588,306
                                                                        ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                              $116,346,841
                                                                        ============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                   YEAR ENDED        YEAR ENDED
                                                                   DECEMBER 31       DECEMBER 31
                                                                  ------------      ------------
                                                                      1997              1996
                                                                  ------------      ------------
Operations:
   Net investment income                                          $  6,303,406      $  5,745,449
   Net realized gain                                                15,455,129         4,669,772
   Net unrealized gain                                              94,588,306        50,373,722
                                                                  ------------      ------------
      Net increase in net assets from operations                   116,346,841        60,788,943
   Capital share transactions                                       45,029,520        32,099,056
                                                                  ------------      ------------
      Net increase in net assets                                   161,376,361        92,887,999
   Net assets, beginning of year                                   340,200,989       247,312,990
                                                                  ------------      ------------

Net assets, end of year                                           $501,577,350      $340,200,989
                                                                  ============      ============


See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND <F*>


FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31
                                                    --------------------------------------------------------
                                                      1997        1996        1995        1994        1993
                                                    --------    --------    --------    --------    --------
Net asset value, beginning of year <F1>             $  29.67    $  24.14    $  17.64    $  17.44    $  15.88
                                                    --------    --------    --------    --------    --------
Income from operations:
Net investment income                                    .52        0.53        0.46        0.44        0.41
Net realized and unrealized gain (loss)
   on investments                                       9.21        5.00        6.04       (0.24)       1.15

                                                    --------    --------    --------    --------    --------
Net increase in asset value per share                   9.73        5.53        6.50        0.20        1.56
                                                    --------    --------    --------    --------    --------
Net asset value, end of year                        $  39.40    $  29.67    $  24.14    $  17.64    $  17.44
                                                    ========    ========    ========    ========    ========

Total return <F2>                                      32.80%      22.89%      36.85%       1.15%       9.83%

Net assets, end of year (in thousands)              $501,577    $340,201    $247,313    $169,303    $161,761
Ratio of expenses to average net assets <F3>             .30%       0.30%       0.30%       0.30%       0.30%
Ratio of net investment income to average
   net assets <F3>                                      1.48%       1.97%       2.19%       2.50%       2.47%
Portfolio turnover rate                                12.61%       8.93%       4.75%       7.38%       2.56%
Average commission rate <F4>                        $   0.04    $   0.04        --          --          --

                                                                      YEAR ENDED DECEMBER 31
                                                    --------------------------------------------------------
                                                      1992        1991        1990        1989        1988
                                                    --------    --------    --------    --------    --------
Net asset value, beginning of year <F1>             $  14.78    $  11.35     $ 11.80     $  9.09     $  7.80
                                                    --------    --------     -------     -------     -------
Income from operations:
Net investment income                                   0.39        0.38        0.38        0.37        0.36
Net realized and unrealized gain (loss)
   on investments                                       0.71        3.05       (0.83)       2.34        0.93
                                                    --------    --------     -------     -------     -------
Net increase (decrease) in asset value per share        1.10        3.43       (0.45)       2.71        1.29
                                                    --------    --------     -------     -------     -------
Net asset value, end of year                        $  15.88    $  14.78     $ 11.35     $ 11.80     $  9.09
                                                    ========    ========     =======     =======     =======

Total return <F2>                                       7.45%      30.21%      -3.82%      29.76%      16.65%

Net assets, end of year (in thousands)              $123,458    $102,076     $72,665     $65,211     $28,917
Ratio of expenses to average net assets <F3>            0.30%       0.30%       0.30%       0.32%       0.30%
Ratio of net investment income to average
   net assets <F3>                                      2.67%       2.89%       3.35%       3.57%       4.15%
Portfolio turnover rate                                 4.38%       3.92%       4.39%      20.56%       8.41%
Average commission rate <F4>                            --          --          --          --          --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*>This Fund formerly known as the Equity Index Fund.


See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Aerospace & Military Technology (1.48%)
    Boeing Co.                                              65,280       $ 3,194,607
    Crane & Co.                                              3,000           130,125
    General Dynamics Corp.                                   4,100           354,392
    Lockheed Martin Corp.                                   12,703         1,251,246
    Rockwell International Corp.                            13,650           713,213
    Textron Inc.                                            10,800           675,000
    United Technologies Corp.                               15,400         1,121,305
                                                                         -----------
                                                                           7,439,888
                                                                         -----------

Air Transport (0.50%)
    AMR Corp.<F*>                                            6,000           771,000
    Delta Air Lines Inc.                                     4,800           571,200
    Federal Express Corp.<F*>                                7,500           457,965
    Southwest Airlines                                      14,250           350,906
    US Air Group<F*>                                         5,900           368,750
                                                                         -----------
                                                                           2,519,821
                                                                         -----------

Apparel (0.46%)
    CVS Corp.                                               11,200           717,494
    Jostens Inc.                                             2,500            57,655
    Liz Claiborne Inc.                                       4,500           188,154
    Nike Inc. Class B                                       18,800           737,900
    Reebok Intl. Inc.<F*>                                    3,600           103,723
    Russell Corp.                                            2,300            61,093
    Springs Industries                                       1,300            67,600
    VF Corp.                                                 8,200           376,683
                                                                         -----------
                                                                           2,310,302
                                                                         -----------

Business Machines (3.20%)
    Apple Computer Inc.<F*>                                  8,300           108,937
    Bay Networks Inc.<F*>                                   13,700           350,199
    Cincinnati Milacron                                      2,500            64,843
    Compaq Computer Corp.                                   49,340         2,784,602
    DSC Communications<F*>                                   7,600           182,400
    Data General Corp.<F*>                                   3,100            54,055
    Digital Equipment Corp.<F*>                              9,900           366,300
    EMC Corp/Mass<F*>                                       32,100           880,728
    Honeywell Inc.                                           8,300           568,550
    IBM Corp.                                               64,040         6,696,150
    Oracle Corp.<F*>                                        63,862         1,424,889
    Pitney Bowes Inc.                                        9,400           845,408
    Unisys Corp.<F*>                                        11,400           158,175
    Xerox Corp.                                             21,175         1,562,969
                                                                         -----------
                                                                          16,048,205
                                                                         -----------

Business Services (5.88%)
   Adobe Systems Inc.                                        4,700           193,875
   Automatic Data Processing Inc.                           19,100         1,172,262
   Browning-Ferris Industries Inc.                          12,900           477,300


------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Business Services (continued)
    Cabletron Systems<F*>                                   10,200       $   153,000
    Cendant Corp.<F*>                                       64,242         2,208,319
    Ceridian Corp.<F*>                                       5,000           229,060
    Cisco Systems Inc.<F*>                                  65,500         3,651,625
    Clear Channel Communications<F*>                         6,400           508,397
    Cognizant Corp.                                         10,700           476,813
    Computer Assoc. Intl.                                   35,600         1,882,350
    Dell Computers<F*>                                      21,600         1,814,400
    De Luxe Check Printers                                   5,400           186,300
    Dun & Bradstreet Corp.                                  11,075           342,627
    Equifax Inc.                                             9,800           347,283
    First Data Corp.                                        28,900           845,325
    HBO & Co.                                               12,900           619,200
    Microsoft Corp.<F*>                                     78,200        10,107,350
    Millipore Corp.                                          2,800            95,024
    Moore Corp. Limited                                      5,700            86,213
    National Service Inds. Inc.                              2,900           143,730
    Nextlevel Systems Inc.<F*>                               9,600           171,600
    Novell Inc.<F*>                                         22,700           170,250
    Sun Microsystems Inc.<F*>                               24,000           957,000
    Tellabs<F*>                                             11,800           623,925
    Thermo Electron<F*>                                      9,800           436,100
    3Com Corp.                                              22,500           786,082
    Waste Management Inc.                                   29,500           811,250
                                                                         -----------
                                                                          29,496,660
                                                                         -----------

Chemicals (2.78%)
    Air Products & Chemicals Inc.                            7,200           592,200
    Alliedsignal Inc.                                       36,900         1,436,775
    Dow Chemical Co.                                        14,937         1,516,105
    E I Du Pont De Nemours & Co.                            73,800         4,432,576
    Eastman Chemical                                         5,075           302,277
    Ecolab Inc.                                              4,200           232,835
    B F Goodrich                                             3,500           145,030
    W.R. Grace (new)                                         4,800           386,098
    Great Lakes Chemical                                     3,900           175,013
    Hercules Inc.                                            6,500           325,403
    Mallinckrodt Inc.                                        4,800           182,400
    Monsanto                                                38,450         1,614,900
    Morton International Inc.                                8,700           299,063
    Nalco Chemicals                                          4,300           170,117
    Owens Corning                                            3,500           119,438
    PPG Industries Inc.                                     11,700           668,362
    Rohm & Hass Co.                                          4,000           383,000
    Rubbermaid Inc.                                          9,700           242,500
    Safety-Kleen                                             3,800           104,261
    Sigma-Aldrich                                            6,500           258,375
    Union Carbide Corp.                                      8,100           347,790
                                                                         -----------
                                                                          13,934,518
                                                                         -----------
                                   (continued)

                                    8

            GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Commercial Banking (7.54%)
    BB&T Corp.                                               8,900       $   570,152
    Banc One Corp.                                          37,976         2,062,553
    Bank of New York                                        24,800         1,433,738
    BankAmerica Corp.                                       45,544         3,324,712
    Bankboston Corp.                                         9,500           892,401
    Banker's Trust New York Corp.                            6,500           730,840
    Barnett Banks Inc.                                      13,000           934,375
    Chase Manhattan Corp. (new)                             27,662         3,028,989
    Citicorp                                                29,900         3,780,466
    Comerica Inc.                                            6,900           622,725
    Corestate Financial Corp.                               13,200         1,056,818
    Fifth Third Banc                                        10,100           825,675
    First Chicago NBD Corp.                                 19,264         1,608,544
    First Union Corp.                                       41,000         2,101,250
    Huntington Bancshares                                   12,400           446,400
    Keycorp                                                 14,200         1,005,530
    Mellon Bank Corp.                                       16,400           994,250
    J P Morgan & Co. Inc.                                   11,700         1,320,638
    National City Corp.                                     14,000           920,500
    Nationsbank Corp.                                       46,466         2,825,690
    PNC Financial Corp.                                     20,000         1,141,240
    Suntrust Banks Inc.                                     14,000           999,250
    Synovus Financial Corp.                                 11,400           373,350
    US Bancorp                                              15,973         1,787,970
    Wachovia Corp.                                          13,300         1,078,962
    Wells Fargo & Co.                                        5,733         1,945,992
                                                                         -----------
                                                                          37,813,010
                                                                         -----------

Construction (0.86%)
    Case Corp.                                               4,900           296,141
    Centex Corp.                                             1,900           119,580
    Fluor Corp.                                              5,500           205,563
    Home Depot Inc.                                         47,600         2,802,450
    Masco Corp.                                             10,800           549,450
    Pulte Home Corp.                                         1,400            58,537
    Stanley Works                                            5,800           273,685
                                                                         -----------
                                                                           4,305,406
                                                                         -----------

Consumer Durables (0.18%)
    Black & Decker Corp.                                     6,100           238,278
    Maytag Corp.                                             6,400           238,797
    Snap-On Inc.                                             4,000           174,500
    Whirlpool Corp.                                          4,900           269,500
                                                                         -----------
                                                                             921,075
                                                                         -----------

Containers (0.19%)
    Crown Cork & Seal                                        8,400           421,050
    Newell Co.                                              10,400           442,000


------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Containers (continued)
    Stone Container Corp.<F*>                                6,472       $    67,548
                                                                         -----------
                                                                             930,598
                                                                         -----------

Domestic Oil (1.72%)
    Amerada Hess Corp.                                       6,000           329,250
    Amoco Corp.                                             32,000         2,724,000
    Apache                                                   5,900           206,866
    Ashland Inc.                                             4,900           263,066
    Arco                                                    20,900         1,674,612
    Kerr-McGee Corp.                                         3,100           196,267
    Oryx Energy<F*>                                          6,800           173,400
    Pennzoil Co.                                             3,100           207,117
    Phillips Petroleum Co.                                  17,200           836,350
    Rowan Companies Inc.<F*>                                 5,600           170,800
    Sun Company Inc.                                         4,700           197,691
    USX-Marathon Group                                      18,759           633,116
    Union Pacific Resources Group                           16,474           399,494
    Unocal Corp.                                            16,100           624,873
                                                                         -----------
                                                                           8,636,902
                                                                         -----------

Drugs & Medicines (8.89%)
    Abbott Laboratories                                     50,200         3,291,212
    Allergan Inc.                                            4,200           140,960
    Alza Corp.<F*>                                           5,500           174,966
    American Home Products Corp.                            42,300         3,235,950
    Bard C R Inc.                                            3,700           115,854
    Bausch & Lomb Inc.                                       3,600           142,650
    Baxter International                                    18,200           917,953
    Becton Dickinson & Co.                                   8,000           400,000
    Boston Scientific Corp.<F*>                             12,700           582,613
    Columbia HCA/Healthcare                                 42,586         1,261,610
    Guidant Corp.                                            9,700           603,825
    Healthsouth Corp.<F*>                                   25,200           699,300
    Humana Inc.<F*>                                         10,600           219,950
    Johnson & Johnson                                       86,800         5,717,950
    Eli Lilly & Co.                                         72,600         5,054,775
    Merck & Co. Inc.                                        78,825         8,375,156
    Pharmacia-Upjohn Inc.                                   33,105         1,212,471
    Pfizer Inc.                                             84,300         6,285,577
    St Jude Medical<F*>                                      6,000           183,000
    Schering-Plough Corp.                                   47,800         2,969,575
    Tenet Healthcare<F*>                                    19,700           652,562
    US Surgical                                              4,700           137,766
    Warner-Lambert Co.                                      17,700         2,194,800
                                                                         -----------
                                                                          44,570,475
                                                                         -----------

                                       (continued)

                                    9

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Electronics (5.01%)
    Advanced Micro Devices Inc.<F*>                          9,100       $   163,227
    AMP Inc.                                                14,300           600,600
    Andrew Corp.                                             5,800           139,200
    Applied Materials Inc.<F*>                              23,700           713,962
    Emerson Electric Co.                                    28,900         1,631,029
    General Signal Corp.                                     3,300           139,217
    Harris Corp.                                             5,200           238,550
    Hewlett-Packard Co.                                     67,900         4,243,750
    Intel Corp.                                            106,500         7,481,625
    KLA-Tencor Corp.<F*>                                     5,400           208,575
    LSI Logic Corp.<F*>                                      9,200           181,700
    Medtronic Inc.                                          30,500         1,595,516
    Micron Technology Inc.<F*>                              13,700           356,200
    Motorola Inc.                                           38,800         2,214,006
    Northern Telecom Ltd.                                   17,100         1,521,900
    Parametric Technology Corp.<F*>                          8,300           393,213
    Perkin-Elmer Corp.                                       2,900           206,080
    Raytheon Co.                                            15,300           772,650
    Seagate Technology Inc.<F*>                             15,900           306,075
    Silicon Graphics<F*>                                    11,500           143,025
    Texas Instruments Inc.                                  25,000         1,125,000
    Thomas & Betts Corp.                                     3,600           170,100
    Williams Companies Inc.                                 20,800           590,200
                                                                         -----------
                                                                          25,135,400
                                                                         -----------

Energy & Utilities (1.75%)
    American Electric Power Co., Inc.                       12,300           634,987
    Baltimore Gas & Electric Co.                             9,600           326,995
    Burlington Resources                                    11,492           514,980
    Central & South West Corp.                              13,800           373,456
    Coastal Corp.                                            6,950           430,462
    Columbia Gas System Inc.                                 3,600           282,823
    Consolidated Edison Inc.                                15,300           627,300
    Consolidated Natural Gas Co.                             6,200           375,100
    Dominion Resources Inc.                                 12,100           515,000
    Edison International                                    25,800           701,425
    Enron Corp.                                             19,900           827,084
    Entergy Corp.                                           15,700           470,011
    FPL Group Inc.                                          11,900           704,325
    Houston Industries Inc.                                 18,518           494,190
    Niagara Mohawk Power Corp.<F*>                           9,400            98,700
    Northern States Power Co. (Minn.)                        4,800           279,600
    Pacific Enterprises                                      5,400           203,175
    Sonat Inc.                                               5,600           256,200
    Texas Utilities Co.                                     15,705           652,731
                                                                         -----------
                                                                           8,768,544
                                                                         -----------

Energy Raw Materials (1.08%)
    Baker Hughes Inc.                                       11,000           479,875
    Dresser Industries Inc.                                 11,400           478,082

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Energy Raw Materials (continued)
    Halliburton Co.                                         16,500       $   856,961
    McDermott Intl.                                          3,600           131,850
    Nacco Industries Inc.                                      600            64,312
    Occidental Petroleum Corp.                              21,600           633,139
    Oneok                                                    2,000            80,750
    Peoples Energy Corp.                                     2,300            90,563
    Schlumberger                                            32,300         2,600,150
                                                                         -----------
                                                                           5,415,682
                                                                         -----------

Finance (Non - Banking) (3.64%)
    H F Ahmanson & Company                                   6,400           428,397
    H & R Block Inc.                                         6,800           304,722
    Chubb Corp.                                             11,300           854,563
    Cincinnati Financial Corp.                               3,600           506,700
    Countrywide Credit                                       7,000           300,125
    Fleet Financial Group Inc.                              16,342         1,224,620
    Golden West Financial                                    3,700           361,904
    Green Tree Financial                                     8,800           230,446
    MBIA Inc.                                                5,800           387,510
    MBNA Corp.                                              32,650           891,737
    Morgan Stanley, Dean Witter,
       Discover & Co.                                       38,294         2,264,133
    Norwest Corp.                                           48,900         1,888,763
    Progressive Corp.                                        4,700           563,413
    Providian  Financial Corp.                               6,100           275,641
    Republic New York Corp.                                  3,600           411,073
    Safeco Corp.                                             9,100           443,625
    Schwab (Charles) Corp.                                  17,250           723,413
    State Street Corp.                                      10,500           610,964
    Sunamerica, Inc.                                        12,700           542,925
    Travelers Inc.                                          74,597         4,018,913
    Washington Mutual Inc.                                  16,310         1,040,774
                                                                         -----------
                                                                          18,274,361
                                                                         -----------

Food & Agriculture (5.52%)
    Archer-Daniels-Midland Co.                              36,466           790,838
    Bestfoods                                                9,400         1,015,200
    Campbell Soup Co.                                       30,000         1,743,750
    Coca-Cola Company                                      161,800        10,779,925
    Conagra Inc.                                            30,800         1,010,610
    Adolph Coors                                             2,400            79,800
    Darden Restaurants                                       9,900           123,750
    Fleming Companies Inc.                                   2,400            32,249
    General Mills Inc.                                      10,400           744,900
    Giant Food Inc.                                          3,900           131,379
    H J Heinz Co.                                           24,050         1,222,029
    Hershey Foods Corp.                                      9,300           576,014

                                  (continued)

                                    10

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Food & Agriculture (continued)
    Kellogg Co.                                             26,900       $ 1,334,913
    Pepsico Inc.                                            99,800         3,636,413
    Pioneer Hi-Bred International                            4,300           461,175
    Quaker Oats Co.                                          9,000           474,750
    Ralston Purina Co.                                       7,000           650,559
    Sara Lee Corp.                                          31,300         1,762,566
    Sysco Corp.                                             11,400           519,407
    Wm. Wrigley Jr. Co.                                      7,600           604,671
                                                                         -----------
                                                                          27,694,898
                                                                         -----------

Gold (0.17%)
    Barrick Gold Corp.                                      24,300           452,587
    Battle Mountain Gold Co.                                14,900            87,537
    Echo Bay Mines Ltd.<F*>                                  9,000            21,933
    Homestake Mining Co.                                     9,500            84,313
    Placer Dome Inc.                                        15,600           197,917
                                                                         -----------
                                                                             844,287
                                                                         -----------

Government & State Agency (1.17%)
    Federal Home Loan
       Mortgage Corp.                                       45,300         1,899,746
    Federal National Mortgage Assoc.                        69,200         3,948,690
                                                                         -----------
                                                                           5,848,436
                                                                         -----------

Industrial Miscellaneous (2.30%)
    Aeroquip-Vickers Inc.                                    1,800            88,312
    American Greetings                                       4,900           191,712
    Amgen                                                   17,300           936,362
    Anadarko Petroleum Co.                                   3,900           236,679
    Armstrong World Industries, Inc.                          2700           201,825
    Asarco Inc.                                              2,700            60,580
    Autodesk Inc.                                            3,100           114,700
    Avery Dennison Corp.                                     6,700           299,825
    Ball Corp.                                               1,900            67,093
    Biomet Inc.                                              7,200           184,500
    Briggs & Stratton                                        1,700            82,555
    Circuit City Stores Inc.                                 6,400           227,597
    Computer Sciences<F*>                                    5,000           417,500
    Cooper Tire & Rubber                                     5,100           124,313
    Corning Inc.                                            15,000           556,875
    Cummins Engine                                           2,500           147,655
    EG & G                                                   2,900            60,355
    Engelhard Corp.                                          9,350           162,456
    Fleetwood Enterprises                                    2,300            97,605
    Foster Wheeler                                           2,600            70,361
    Freeport McMoran                                        12,900           203,175
    Fruit Of The Loom<F*>                                    4,700           120,437
    John H. Harland Co.                                      2,000            42,000
    Harnischfeger Industries Inc.                            3,200           112,998
    Harrahs Entertainment, Inc.                              6,500           122,688

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Industrial Miscellaneous (continued)
    Helmerich & Payne                                        1,600       $   108,600
    Ikon Office Solutions Inc.                               8,600           241,875
    Laidlaw Inc.                                            21,400           291,575
    Loews Corp.                                              7,500           795,937
    Lowes Companies Inc.                                    11,300           538,863
    Manor Care                                               4,100           143,500
    Mattel Inc.                                             18,887           703,541
    Mead Corp.                                               6,800           190,400
    National Semiconductor Corp.<F*>                        10,500           272,339
    Northrop Corp.                                           4,400           506,000
    Praxair                                                 10,300           463,500
    Raytheon Co.-Class A                                     3,032           149,527
    Rite Aid Corp.                                           8,000           469,496
    Ryder System Inc.                                        5,000           163,750
    Service Corp International                              16,400           605,767
    Shared Medical Systems Corp.                             1,600           105,600
    Sherwin-Williams                                        11,200           310,800
    Tektronix Inc.                                           3,200           126,998
    Timken Co.                                               4,100           140,937
    Western Atlas Inc.<F*>                                   3,500           259,000
                                                                         -----------
                                                                          11,518,163
                                                                         -----------

Insurance (3.03%)
    Aetna Inc.                                               9,822           693,060
    Allstate Insurance                                      28,448         2,585,212
    American International Group Inc.                       45,768         4,977,272
    Aon Corp.                                               10,950           641,944
    Cigna Corp.                                              4,900           848,004
    General Re Corp.                                         5,200         1,102,400
    Jefferson Pilot Corp.                                    4,600           358,225
    Kaufman & Broad Homebuilders                             2,500            56,093
    Lincoln National Corp.                                   6,700           523,438
    MGIC Investment Corp.                                    7,500           498,750
    Marsh & McLennan Cos. Inc.                              11,000           820,182
    St Paul Companies Inc.                                   5,500           451,341
    Torchmark Corp.                                          9,000           378,558
    UNUM Corp.                                               9,100           494,812
    USF & G Corp.                                            7,200           158,846
    United Healthcare                                       12,200           606,181
                                                                         -----------
                                                                          15,194,318
                                                                         -----------

International Oil (5.34%)
    Chevron Corp.                                           42,700         3,287,900
    Exxon Corp.                                            161,400         9,875,582
    Mobil Corp.                                             51,300         3,703,193
    Royal Dutch Petroleum Co.                              139,900         7,580,761
    Tenneco Inc.                                            11,100           438,450
    Texaco Inc.                                             34,500         1,875,937
                                                                         -----------
                                                                          26,761,823
                                                                         -----------

                                          (continued)

                                    11

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Liquor (0.49%)
    Anheuser-Busch Companies Inc.                           32,050       $ 1,410,200
    Brown Forman Corp. 'B'                                   4,500           248,625
    Seagram Co. Ltd.                                        24,100           778,719
                                                                         -----------
                                                                           2,437,544
                                                                         -----------

Media (2.29%)
    CBS Corp.                                               46,000         1,354,102
    Comcast Corp.                                           22,700           716,457
    R R Donnelley & Sons Co.                                 9,500           353,875
    Dow Jones & Co.                                          6,300           338,228
    Gannett Co. Inc.                                        18,500         1,143,522
    Harcourt General Inc.                                    4,600           251,850
    Interpublic Group Co.                                    8,100           403,477
    King World Productions                                   2,400           138,600
    Knight Ridder Inc.                                       5,700           296,400
    McGraw-Hill Inc.                                         6,500           481,000
    Meredith Corp.                                           3,500           124,904
    New York Times Co.                                       6,300           416,588
    Omnicom Group                                           10,000           423,750
    Tele Communications Inc.
        New Class `A'<F*>                                   33,000           921,921
    Time Warner Inc.                                        36,480         2,261,760
    Times Mirror Co.                                         6,300           387,450
    Tribune Co.                                              8,000           498,000
    Viacom Class B<F*>                                      23,000           953,051
                                                                         -----------
                                                                          11,464,935
                                                                         -----------

Miscellaneous & Conglomerates 0.79%)
    Hartford Financial Services Group                        7,700           720,427
    ITT Industries Inc.                                      7,700           241,588
    ITT Corp. (new)<F*>                                      7,600           629,850
    Minnesota Mining & Mfg.                                 27,150         2,227,983
    Whitman Corp.                                            6,600           172,009
                                                                         -----------
                                                                           3,991,857
                                                                         -----------

Miscellaneous Finance (1.36%)
    American Express Co.                                    30,600         2,731,050
    American General Corp.                                  16,226           877,210
    Beneficial Corp.                                         3,500           290,937
    Household International Inc.                             7,000           892,934
    Merrill Lynch & Co. Inc.                                21,600         1,575,439
    Transamerica Corp.                                       4,200           447,300
                                                                         -----------
                                                                           6,814,870
                                                                         -----------

Motor Vehicles (1.99%)
    Chrysler Corp.                                          43,950         1,546,469
    Dana Corp.                                               6,800           323,000
    Eaton Corp.                                              5,100           455,175
    Echlin Inc.                                              4,100           148,367
    Ford Motor Co.                                          77,900         3,792,717

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Motor Vehicles (continued)
    General Motors                                          47,550        $2,882,719
    Genuine Parts Co.                                       11,725           397,911
    TRW Inc.                                                 8,000           427,000
                                                                          ----------
                                                                           9,973,358
                                                                          ----------

Non-Durables & Entertainment (0.73%)
    Brunswick Corp.                                          6,400           193,997
    Costco Companies Inc.<F*>                               13,803           615,959
    Hasbro Inc.                                              8,300           261,450
    McDonald's Corp.                                        44,900         2,143,975
    Mirage Resorts Inc.<F*>                                 11,600           263,900
    Wendy's International Inc.                               8,575           206,332
                                                                          ----------
                                                                           3,685,613
                                                                          ----------

Non-Ferrous Metals (0.46%)
    Alcan Aluminum Limited                                  14,725           406,778
    Aluminum Co. of America                                 11,400           802,275
    Cyprus Amax Minerals Co.                                 6,050            93,019
    Inco Ltd.                                               10,800           183,600
    Newmont Mining Corp.                                    10,177           298,949
    Phelps Dodge Corp.                                       3,900           242,775
    Reynolds Metals Co.                                      4,800           288,000
                                                                          ----------
                                                                           2,315,396
                                                                          ----------

Optical Photographic Equipment (0.29%)
    Eastman Kodak Co.                                       21,300         1,295,296
    Polaroid Corp.                                           2,945           143,383
                                                                          ----------
                                                                           1,438,679
                                                                          ----------

Paper & Forest Products (1.17%)
    Bemis Co. Inc.                                           3,400           149,811
    Boise Cascade Corp.                                      3,566           107,872
    Champion International                                   6,200           280,934
    Fort James Corp.                                        12,300           470,475
    Georgia-Pacific Corp.                                    6,000           364,500
    Georgia-Pacific (Timber Grp)<F*>                         6,000           136,122
    International Paper Co.                                 19,676           848,528
    Kimberly-Clark Corp.                                    36,272         1,788,645
    Louisiana Pacific Corp.                                  7,100           134,900
    Potlatch Corp.                                           1,900            81,700
    Temple Inland Inc.                                       3,700           193,554
    Union Camp Corp.                                         4,500           241,592
    Westvaco Corp.                                           6,625           208,270
    Weyerhaeuser Co.                                        13,050           640,259
    Willamette Industries                                    7,200           231,746
                                                                          ----------
                                                                           5,878,908
                                                                          ----------

                                       (continued)

                                    12


             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Producer Goods (4.83%)
    Caterpillar Inc.                                        24,500       $ 1,189,769
    Conseco Inc.                                            12,200           554,331
    Cooper Industries Inc.                                   8,000           392,000
    Deere & Co.                                             16,400           956,317
    Dover Corp.                                             14,500           523,812
    FMC Corp.<F*>                                            2,400           161,549
    General Electric Corp.                                 213,600        15,672,900
    W W Grainger Inc.                                        3,300           320,717
    Illinois Tool Works Inc.                                16,300           980,038
    Ingersoll-Rand Co.                                      10,800           437,400
    Johnson Controls Inc.                                    5,500           262,625
    Navistar Intl. Corp.<F*>                                 4,700           116,616
    Owens-Illinois Inc.<F*>                                  9,100           345,227
    Pall Corp.                                               8,200           169,633
    Parker Hannifin Corp.                                    7,325           336,034
    Raychem Corp.                                            5,700           245,453
    Tyco International Ltd.                                 34,700         1,563,651
                                                                         -----------
                                                                          24,228,072
                                                                         -----------

Railroads & Shipping (0.69%)
    Burlington Northern Santa Fe                            10,208           948,701
    CSX Corp.                                               14,200           766,800
    Norfolk Southern Corp.                                  24,550           756,435
    Union Pacific Corp.                                     16,100         1,005,236
                                                                         -----------
                                                                           3,477,172
                                                                         -----------

Retail (3.78%)
    Albertsons Inc.                                         16,000           758,000
    American Stores Co.                                     17,700           363,947
    Autozone Inc.<F*>                                        9,800           284,200
    Cardinal Health Inc.                                     7,100           533,388
    Charming Shoppes<F*>                                     6,800            31,872
    Dayton-Hudson Corp.                                     14,200           958,500
    Dillard's Inc.                                           7,300           257,325
    Federated Department Stores                             13,600           585,643
    Gap Inc.                                                26,250           930,221
    Great Atlantic & Pacific Tea Co.                         2,500            74,218
    K Mart Corp.<F*>                                        31,700           366,515
    Kroger Co.<F*>                                          16,600           613,154
    Limited Inc.                                            17,700           451,350
    Longs Drug Store                                         2,500            80,313
    May Department Stores Co.                               15,184           799,999
    Mercantile Stores Inc.                                   2,400           146,100
    Nordstrom Inc.                                           5,000           301,875
    J C Penney Co. Inc.                                     16,200           977,054
    Pep Boys                                                 4,100            97,888
    Sears Roebuck & Co.                                     25,500         1,153,875
    Supervalu Inc.                                           3,900           163,312
    TJX Cos Inc.                                            10,600           364,375
    Tandy Corp.                                              6,900           266,078


------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Retail (continued)
    Toys 'R' Us<F*>                                         18,612       $   585,105
    Tricon Global Restaurants<F*>                            9,990           290,329
    Tupperware Inc.                                          3,900           108,712
    Wal-Mart Stores Inc.                                   147,700         5,824,845
    Walgreen Co.                                            32,100         1,007,138
    Winn-Dixie Stores Inc.                                   9,700           423,764
    Woolworth Corp.<F*>                                      8,700           177,262
                                                                         -----------
                                                                          18,976,357
                                                                         -----------

Soaps & Cosmetics (4.47%)
    Alberto Culver Co. 'B'                                   3,600           115,423
    Avon Products Inc.                                       8,600           527,825
    Bristol-Myers Squibb Co.                                65,080         6,158,195
    Clorox Co.                                               6,800           537,622
    Colgate-Palmolive Co.                                   19,300         1,418,550
    Gillette Co.                                            36,500         3,665,951
    International Flavors & Fragrances                       7,100           365,650
    Procter & Gamble Co.                                    88,100         7,031,437
    Unilever NV                                             41,800         2,609,867
                                                                         -----------
                                                                          22,430,520
                                                                         -----------

Steel (0.20%)
    Allegheny Teledyne Inc.                                 11,400           294,975
    Armco Inc.<F*>                                           6,900            34,065
    Bethlehem Steel Corp.<F*>                                7,300            62,963
    Inland Steel Industries Inc.                             3,100            53,088
    Nucor Corp.                                              5,700           275,378
    USX US Steel                                             5,571           174,094
    Worthington Industries, Inc.                             6,300           103,950
                                                                         -----------
                                                                             998,513
                                                                         -----------

Telephone (7.72%)
    A T & T Corp.                                          105,947         6,489,254
    Airtouch Communications, Inc.<F*>                       32,864         1,365,894
    Alltel                                                  12,200           500,956
    Ameritech Corp.                                         35,896         2,889,628
    Bell Atlantic Corp.                                     50,620         4,606,420
    Bellsouth Corp.                                         64,694         3,643,049
    Frontier Corp.                                          10,700           257,463
    GTE Corp.                                               62,400         3,260,400
    Lucent Technologies                                     41,841         3,342,050
    MCI Communications Corp.                                45,100         1,930,821
    SBC Communications Inc.                                 59,581         4,364,308
    Scientific Atlanta                                       5,000            83,750
    Sprint Corp.                                            28,100         1,647,363
    US West Communications Group                            31,264         1,410,788
    US West Media Group<F*>                                 39,464         1,139,523
    Worldcom Inc.<F*>                                       58,800         1,778,700
                                                                         -----------
                                                                          38,710,367
                                                                         -----------
                                            (continued)

                                    13

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

------------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                                SHARES         VALUE
------------------------------------------------------------------------------------
Tires Rubber Goods (0.13%)
    Goodyear Tire & Rubber Co.                              10,172      $    647,194
                                                                        ------------

Tobacco (1.60%)
    Fortune Brands Inc.                                     11,200           415,094
    Philip Morris Companies Inc.                           158,050         7,161,562
    UST Inc.                                                12,000           443,244
                                                                        ------------
                                                                           8,019,900
                                                                        ------------

Travel & Recreation (1.08%)
    Walt Disney Productions                                 44,100         4,368,634
    Hilton Hotels Corp.                                     16,300           484,925
    Marriott International Inc.                              8,350           578,238
                                                                        ------------
                                                                           5,431,797
                                                                        ------------

Trucking & Freight (0.12%)
    CNF Transportation Inc.                                  4,000           153,500
    Caliber Systems Inc.                                     2,500           121,718
    Eastern Enterprises                                      1,300            58,500
    Paccar Inc.                                              5,100           267,750
                                                                        ------------
                                                                             601,468
                                                                        ------------

Utilities, Electrical & Gas (1.53%)
    Ameren Corp.                                             6,600           285,450
    Carolina Power & Light Co.                               9,900           420,126
    Cinergy Corp.                                           10,308           394,920
    DTE Energy Co.                                           9,400           326,058
    Duke Energy Corp.                                       23,441         1,298,045
    Firstenergy Corp.                                       15,000           435,000
    GPU Inc.                                                 7,900           332,788
    Nicor Inc.                                               3,200           134,998
    PECO Energy Co.                                         14,500           351,625
    P G & E Corp.                                           28,600           870,498
    P P & L Resources Inc.                                  10,700           256,126
    Pacificorp                                              19,300           527,122
    Public Service Enterprise Group                         15,050           476,889
    Southern Co.                                            44,600         1,154,025
    Unicom Corp.                                            14,100           433,575
                                                                        ------------
                                                                           7,697,245
                                                                        ------------

TOTAL COMMON STOCK (98.41%)
    (COST $252,841,292)                                                  493,602,537
                                                                        ------------

------------------------------------------------------------------------------------
                                                             PAR           MARKET
SHORT TERM SECURITIES                                       VALUE          VALUE
------------------------------------------------------------------------------------
Treasury Bill (0.04%)
     5.33%, due 8/20/98                                 $  200,000      $    193,304
                                                                        ------------
Commercial Paper (1.33%)
    Countrywide Home Loans, Inc.,
       6.51%, due 1/5/98                                 1,225,000         1,224,107
    JLUS Funding Corp.,
       6.50%, due 3/12/98                                5,500,000         5,431,556
                                                                        ------------
                                                                           6,655,663
                                                                        ------------

TOTAL SHORT TERM SECURITIES (1.37%)
    (AMORTIZED COST $6,849,130)                                            6,848,967
                                                                        ------------

TOTAL INVESTMENTS (99.78%)
    (AMORTIZED COST $259,690,422)                                        500,451,504

    Other net assets (0.22%)                                               1,125,846
                                                                        ------------

TOTAL NET ASSETS (100.00%)                                              $501,577,350
                                                                        ============

----------------------------------------------------------------------------------------
                                      EXPIRATION      UNDERLYING FACE       UNREALIZED
FUTURES CONTRACTS                        DATE         AMOUNT AT VALUE       GAIN/(LOSS)
----------------------------------------------------------------------------------------
PURCHASED
  22 S&P 500
     Index Contracts                   Mar. 1998          $5,385,050         $(44,400)


The face value of futures purchased as a percentage of total net assets--1.07%.

<F*> Non-income producing securities.

See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND


MANAGEMENT DISCUSSION

This fund produced a net return of 5.7 percent in 1997. Benign inflation kept money market rates from rising during the year. Fixed income investments with maturities greater than a year saw their yields decline as the year progressed. Except for a single interest rate hike in March, the Federal Reserve remained quiet for the rest of the year. Inflation remained subdued, reducing the need for the Fed to make additional interest rate hikes.

Domestic financial markets went through some peaks and valleys, but ended up with respectable gains. Despite this volatility, the DJIA was still able to show a double digit gain for the year. The currency crisis in Southeast Asia came to the forefront in October, fueling volatility in both the stock and bond market. While stock and bond prices bounced up and down, money market rates stayed within a narrow range during 1997.

Asia's difficulties will slow U.S. economic growth to some degree, but it should not result in the Federal Reserve lowering interest rates. Offsetting wage pressure from tight domestic labor markets leads us to believe that the Fed will be confined to leaving rates unchanged for the next quarter or two.

Money market funds continue to provide an attractive haven for those investors looking for some solitude in these volatile times. It is likely that yields on money market instruments will remain within a narrow range in the coming months.

GROWTH OF A $10,000 INVESTMENT

                                      [graph]

              MONEY MARKET
Date              FUND            INDEX
10/01/87       10,000.00        10,000.00
12/31/87       10,185.98        10,000.00
12/31/88       10,976.41        10,000.00
12/31/89       12,025.34        10,000.00
12/31/90       13,039.40        10,000.00
12/31/91       13,846.36        10,000.00
12/31/92       14,359.74        10,000.00
12/31/93       14,801.27        10,000.00
12/31/94       15,423.93        10,000.00
12/31/95       16,342.94        10,000.00
12/31/96       17,242.96        10,000.00
12/31/97       18,226.60        10,000.00

ANNUAL RETURNS

      PERIODS ENDED DECEMBER 31, 1997        PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS       LIFE OF FUND
      Annual Returns                            5.71%               4.89%             5.99%              6.03%

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

              GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
      (see accompanying schedules)
      Short term securities                                 $174,446,286
                                                            ------------
        Total investments                                    174,446,286
   Cash                                                          342,536
   Interest receivable                                           128,250
                                                            ------------
        Total assets                                         174,917,072
                                                            ------------

LIABILITIES:
   Payable to Conning Asset
      Management Company                                          18,604

   Payable to General American
      Life Insurance Company                                      11,906
   Broker Payable                                                316,060
                                                            ------------
        Total liabilities                                        346,570
                                                            ------------

          Total net assets                                  $174,570,502
                                                            ============

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                      9,577,790

Net asset value per share (Total net
   assets divided by total shares of
   capital stock outstanding)                               $      18.23

TOTAL AMORTIZED COST OF INVESTMENTS                         $174,432,557

STATEMENT OF OPERATIONS
For the year ended December 31, 1997
INVESTMENT INCOME:
   Interest                                                   $6,108,752
                                                              ----------
      Total investment income                                  6,108,752
                                                              ----------

EXPENSES:
   Investment management charge                                  131,728
   Administrative charge                                          84,306
                                                              ----------
      Total expenses                                             216,034
                                                              ----------
        Net investment income                                  5,892,718
                                                              ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                    $5,892,718
                                                              ==========


STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED        YEAR ENDED
                                                                         DECEMBER 31       DECEMBER 31
                                                                        ------------      ------------
                                                                            1997              1996
                                                                        ------------      ------------
Operations:
   Net investment income                                                $  5,892,718      $  3,957,199
                                                                        ------------      ------------

     Net increase in net assets from operations                            5,892,718         3,957,199
   Capital share transactions                                             67,252,183        26,894,392
                                                                        ------------      ------------

     Net increase in net assets                                           73,144,901        30,851,591
   Net assets, beginning of year                                         101,425,601        70,574,010
                                                                        ------------      ------------

Net assets, end of year                                                 $174,570,502      $101,425,601
                                                                        ============      ============


See accompanying notes to financial statements beginning on page 57.

              GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------------------------
                                                   1997           1996           1995           1994           1993
                                                 --------       --------       --------       --------       --------

Net asset value, beginning of year <F1>          $  17.24       $  16.34       $  15.42       $  14.80       $  14.36
Income from operations:
Net investment income                                0.99           0.90           0.92           0.62           0.44
                                                 --------       --------       --------       --------       --------
Net asset value, end of year                     $  18.23       $  17.24       $  16.34       $  15.42       $  14.80
                                                 ========       ========       ========       ========       ========

Total return <F2>                                    5.71%          5.51%          5.96%          4.21%          3.07%

Net assets, end of period (in thousands)         $174,571       $101,426       $ 70,574       $ 93,339       $ 84,430
Ratio of expenses to average net assets <F3>         0.21%          0.21%          0.21%          0.21%          0.21%
Ratio of net investment income to average
    net assets <F3>                                  5.60%          5.37%          5.78%          4.17%          3.06%
Portfolio turnover rate                               <F4>           <F4>           <F4>           <F4>           <F4>

                                                                           YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------------------------
                                                   1992           1991           1990           1989           1988
                                                 --------       --------       --------       --------       --------
Net asset value, beginning of year <F1>           $ 13.85        $ 13.04        $ 12.03        $ 10.98        $ 10.18
Income from operations:
Net investment income                                0.51           0.81           1.01           1.05           0.80
                                                  -------        -------        -------        -------        -------
Net asset value, end of year                      $ 14.36        $ 13.85        $ 13.04        $ 12.03        $ 10.98
                                                  =======        =======        =======        =======        =======

Total return <F2>                                    3.71%          6.19%          8.43%          9.56%          7.76%

Net assets, end of year (in thousands)            $84,880        $84,090        $85,901        $53,648        $52,323
Ratio of expenses to average net assets <F3>         0.21%          0.21%          0.21%          0.21%          0.21%
Ratio of net investment income to average
    net assets <F3>                                  3.68%          6.10%          8.17%          9.26%          7.46%
Portfolio turnover rate                               <F4>           <F4>           <F4>           <F4>           <F4>

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> A portfolio turnover rate is not calculated for securities on  which the maturity or expiration dates at the time of acquisition were one year or less.


See accompanying notes to financial statements beginning on page 57.

                               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997


-----------------------------------------------------------------------------------------------------------------
                                                   PAR             INTEREST          MATURITY            MARKET
SHORT TERM SECURITIES                             VALUE            RATE (%)            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Finance (82.08%)
     AGA Capital Inc.<F*>                        $3,000,000           6.27           01/07/98          $2,996,875
     AGA Capital Inc.<F*>                           500,000           6.28           01/16/98             498,698
     AGA Capital Inc.<F*>                         5,000,000           6.52           01/12/98           4,990,069
     Allomon Funding<F*>                          3,300,000           6.05           01/12/98           3,293,930
     Allomon Funding<F*>                          1,000,000           6.03           02/17/98             992,193
     Anchor Funding<F*>                             950,000           6.57           02/09/98             943,310
     Anchor Funding<F*>                           1,099,000           6.59           02/20/98           1,089,078
     Anchor Funding<F*>                           1,474,000           6.65           04/29/98           1,446,137
     Apex Funding<F*>                             2,500,000           7.02           01/06/98           2,497,569
     Apex Funding<F*>                               789,000           6.42           02/02/98             784,547
     Apex Funding<F*>                             1,500,000           6.45           02/10/98           1,489,333
     Apex Funding<F*>                             1,000,000           6.38           05/15/98             978,618
     Apex Funding<F*>                             1,000,000           6.43           05/15/98             978,618
     Apex Funding<F*>                             1,000,000           6.52           04/30/98             980,942
     Banca CRT                                      885,000           6.12           02/26/98             876,817
     Banner Receivables<F*>                       1,000,000           6.24           01/13/98             997,933
     Banner Receivables<F*>                       3,000,000           6.24           01/16/98           2,992,250
     BMW US Capital                                5,000,000          6.11           01/06/98           4,995,764
     Broadway Capital<F*>                         1,500,000           6.68           01/12/98           1,496,952
     Broadway Capital<F*>                         1,500,000           6.42           01/16/98           1,496,013
     Broadway Capital<F*>                         5,000,000           6.06           02/24/98           4,955,000
     Creative Capital<F*>                         1,366,000           7.51           01/06/98           1,364,577
     Creative Capital<F*>                         2,000,000           7.01           01/06/98           1,998,056
     Creative Capital<F*>                           600,000           6.54           01/15/98             598,483
     Creative Capital<F*>                         3,000,000           6.42           02/05/98           2,981,479
     Creative Capital<F*>                         1,000,000           7.10           01/20/98             996,279
     Crown International Finance                  1,430,000           6.37           01/08/98           1,428,234
     Crown International Finance                  4,950,000           6.01           01/08/98           4,944,225
     Crown International Finance                  1,440,000           6.04           01/22/98           1,434,960
     Dynamic Fund Corp. "A"<F*>                   1,500,000           5.96           01/05/98           1,499,033
     Falcon Asset Securitization Corp.<F*>        8,000,000           6.31           01/05/98           7,994,400
     Fayette Funding                              4,000,000           6.05           01/30/98           3,980,667
     Frontier Funding Corp.<F*>                   2,000,000           6.52           02/06/98           1,987,100
     Frontier Funding Corp.<F*>                   2,088,000           6.60           02/27/98           2,068,007
     General Motors Acceptance Corp.              1,900,000           6.02           01/21/98           1,893,667
     General Motors Acceptance Corp.                700,000           5.73           01/15/98             698,448
     Goldman Sachs Group                          8,700,000           7.75           01/02/98           8,698,127
     Gotham Funding<F*>                           3,000,000           6.26           01/29/98           2,985,533
     Gotham Funding<F*>                           1,000,000           6.27           02/10/98             993,111
     JLUS funding Corp.                           3,500,000           6.61           03/02/98           3,465,361
     Lehman Holdings Co.                          5,000,000           6.47           01/09/98           4,992,833
     Merrill Lynch & Co.                          6,130,000           6.16           01/08/98           6,122,670




                                                 (continued)

                                    18

                               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997


-----------------------------------------------------------------------------------------------------------------
                                                   PAR             INTEREST          MATURITY            MARKET
SHORT TERM SECURITIES                             VALUE            RATE (%)            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
Finance (continued)
     Mitsubishi Motors                           $1,000,000           5.77           01/13/98        $    998,084
     Monte Rosa Capital Corp.<F*>                 2,000,000           6.04           01/27/98           1,991,333
     Oak Funding                                  2,000,000           6.44           01/13/98           1,995,733
     Oak Funding                                  1,000,000           6.36           03/17/98             986,806
     Pooled Accounts Receivable<F*>               2,000,000           6.04           01/22/98           1,993,000
     Progress Funding Corp. "B"<F*>               2,000,000           6.30           02/12/98           1,985,417
     Progress Funding Corp. "B"<F*>               1,850,000           6.42           02/05/98           1,838,579
     Progress Funding Corp. "B"<F*>               1,650,000           6.26           02/05/98           1,640,055
     Riverside Funding Inc.                       2,000,000           7.05           01/05/98           1,998,444
     Seven Hills Funding Corp.<F*>                5,000,000           6.16           01/09/98           4,993,167
     Strategic Asset Funding Corp.<F*>            2,500,000           7.04           01/29/98           2,486,389
     Strategic Asset Funding Corp.<F*>            1,097,000           6.56           02/03/98           1,090,465
     Strategic Asset Funding Corp.<F*>            3,000,000           6.57           02/03/98           2,982,125
     Triple-A Funding<F*>                         2,925,000           8.00           01/02/98           2,924,350
     Wood Street Funding<F*>                      2,000,000           6.12           01/08/98           1,997,628
     Wood Street Funding<F*>                      4,000,000           6.33           01/16/98           3,989,500
     Working Capital Management<F*>               1,500,000           5.79           01/26/98           1,494,010
     Yorkshire Building Society                   1,000,000           6.16           01/02/98             999,828
                                                                                                     ------------
                                                                                                      143,280,809
                                                                                                     ------------

Industrial Miscellaneous (2.17%)
     Bridgestone/Firestone, Inc.                  1,500,000           7.05           01/14/98           1,496,208
     Bridgestone/Firestone, Inc.                  2,300,000           7.05           01/15/98           2,293,739
                                                                                                     ------------
                                                                                                        3,789,947
                                                                                                     ------------

Miscellaneous and Conglomerates (4.38%)
     Mitsui & Co. (USA) Inc.                        660,000           6.30           01/22/98             657,594
     Mitsui & Co. (USA) Inc.                      2,000,000           6.26           02/13/98           1,985,189
     Pacific Dunlop Holding<F*>                   5,000,000           6.52           01/05/98           4,996,389
                                                                                                     ------------
                                                                                                        7,639,172
                                                                                                     ------------

Mortgage Backed Securities (4.58%)
     Countrywide Home Loans                       6,000,000           6.63           01/02/98           5,998,896
     Countrywide Home Loans                       2,000,000           6.07           01/09/98           1,997,311
                                                                                                     ------------
                                                                                                        7,996,207
                                                                                                     ------------

Motor Vehicles (4.43%)
     Cooperative Association of Tractor
          Dealers "A"                             6,000,000           6.36           01/06/98           5,994,708
     Cooperative Association of Tractor
          Dealers "B"                             1,750,000           6.28           01/16/98           1,745,443
                                                                                                     ------------
                                                                                                        7,740,151
                                                                                                     ------------


TOTAL COMMERCIAL PAPER (97.64%)
     (AMORTIZED COST $170,047,616)                                                                    170,446,286
                                                                                                     ------------


                                                 (continued)

                                    19

                               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997


-----------------------------------------------------------------------------------------------------------------
                                                   PAR             INTEREST          MATURITY            MARKET
SHORT TERM SECURITIES                             VALUE            RATE (%)            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------
TIME DEPOSITS
Commercial Banking
     Banco Espirito Santo Euro                   $1,000,000           6.00           06/22/98        $  1,000,000
     Banco Espirito Santo Euro                    1,000,000           6.06           06/12/98           1,000,000
     Banco Espirito Santo Euro                    1,000,000           5.84           12/09/98           1,000,000
     Banco Espirito Santo Euro                    1,000,000           6.06           01/09/98           1,000,000
                                                                                                     ------------

TOTAL TIME DEPOSITS (2.29%)
     (AMORTIZED COST $4,000,000)                                                                        4,000,000
                                                                                                     ------------

TOTAL INVESTMENTS (99.93%)
     (AMORTIZED COST $174,432,557)                                                                    174,446,286

      Other net assets (0.07%)                                                                            124,216
                                                                                                     ------------

TOTAL NET ASSETS (100.00%)                                                                           $174,570,502
                                                                                                     ============

<F*> Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board of directors.


See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND


MANAGEMENT DISCUSSION

After a negative first quarter, the Bond Index Fund posted solid quarterly net gains of 3.6 percent, 3.4 percent and 3.0 percent to finish 1997 with a net return of 9.3 percent for the year. This was very close to the benchmark yield of 9.8 percent from the Lehman Brothers Government & Corporate Bond Index. Inflation remained low throughout the year, prompting the Federal Reserve to leave interest rates alone in the fourth quarter despite signs of vigorous economic growth. The hands-off approach led to a slow, steady decline in the benchmark 30-year Treasury bond, from 6.8 percent at mid-year to 5.9 percent at year-end. Long-term Treasury issues outperformed corporate bonds in both the third and fourth quarters. The market's reaction to the financial and economic turmoil in Asia was a flight to quality as investors moved away from corporate bonds in favor of Treasury securities.

GROWTH OF A $10,000 INVESTMENT

                                 [graph]

                               LEHMAN BROS
               BOND INDEX     GOV/CORP BOND
Date              FUND            INDEX
10/01/87       10,000.00        10,000.00
12/31/87       10,460.26        10,460.00
12/31/88       11,169.81        11,157.68
12/31/89       12,321.98        12,582.52
12/31/90       13,442.44        13,735.08
12/31/91       15,324.22        15,743.15
12/31/92       16,331.31        16,919.16
12/31/93       18,028.20        18,785.34
12/31/94       17,300.55        18,125.97
12/31/95       20,590.49        21,613.41
12/31/96       21,212.89        22,241.50
12/31/97       23,193.17        24,410.71

ANNUAL RETURNS

      PERIODS ENDED DECEMBER 31, 1997          PAST 1 YEAR          PAST 5 YEARS        PAST 10 YEARS       LIFE OF FUND
      Annual Returns                              9.34%                7.27%                8.29%              8.55%

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

               GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
     (see accompanying schedules)
     Bonds                                       $45,937,197
     Short term securities                         1,648,790
                                                 -----------
       Total investments                          47,585,987
   Cash                                                6,829
   Interest receivable                               748,970
                                                 -----------
       Total assets                               48,341,786
                                                 -----------

LIABILITIES:
   Payable to Conning Asset
     Management Company                               10,080
   Payable to General American
     Life Insurance Company                            2,016
                                                 -----------
       Total liabilities                              12,096
                                                 -----------

         Total net assets                        $48,329,690
                                                 ===========

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING          2,083,790

Net asset value per share (Total net
   assets divided by total shares of
   capital stock outstanding)                    $     23.19

TOTAL AMORTIZED COST OF INVESTMENTS              $46,321,989

STATEMENT OF OPERATIONS
For the year ended December 31, 1997
INVESTMENT INCOME:
   Interest                                       $2,496,554
                                                  ----------
     Total investment income                       2,496,554
                                                  ----------

EXPENSES:
   Investment management charge                       94,380
   Administrative charge                              18,876
                                                  ----------
     Total expenses                                  113,256
                                                  ----------
       Net investment income                       2,383,298
                                                  ----------

NET REALIZED LOSS ON INVESTMENTS:
   Net realized gain on investments                   50,805
                                                  ----------

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net unrealized gain from investments              990,628
                                                  ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS        $3,424,731
                                                  ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31       DECEMBER 31
                                                             -----------       -----------
                                                                 1997              1996
                                                             -----------       -----------
Operations:
   Net investment income                                    $  2,383,298      $  2,333,970
   Net realized gain (loss) on investments                        50,805           390,747
   Net unrealized gain on investments                            990,628        (1,705,044)
                                                            ------------      ------------

      Net increase in net assets from operations               3,424,731         1,019,673
   Capital share transactions                                  6,890,277        (2,321,034)
                                                            ------------      ------------

      Net increase in net assets                              10,315,008        (1,301,361)
   Net assets, beginning of year                              38,014,682        39,316,043
                                                            ------------      ------------

Net assets, end of year                                     $ 48,329,690      $ 38,014,682
                                                            ============      ============


See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND <F*>


FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------
                                                         1997         1996          1995         1994          1993
                                                       --------     --------      --------     --------      --------
Net asset value, beginning of year <F1>                 $ 21.21      $ 20.59       $ 17.30      $ 18.03       $ 16.33
                                                        -------      -------       -------      -------       -------
Income from operations:
Net investment income                                      1.39         1.29          1.25         1.06          1.07
Net realized and unrealized gain (loss)
   on investments                                           .59        (0.67)         2.04        (1.79)         0.63
                                                        -------      -------       -------      -------       -------
Net increase (decrease) in asset value per share           1.98         0.62          3.29        (0.73)         1.70
                                                        -------      -------       -------      -------       -------
Net asset value, end of year                            $ 23.19      $ 21.21       $ 20.59      $ 17.30       $ 18.03
                                                        =======      =======       =======      =======       =======

Total return <F2>                                          9.34%        3.02%        19.02%       -4.04%        10.39%

Net assets, end of period (in thousands)                $48,330      $38,015       $39,316      $26,458       $47,636
Ratio of expenses to average net assets <F3><F*>           0.30%        0.30%         0.30%        0.30%         0.30%
Ratio of net investment income to average
    net assets <F3>                                        6.25%        6.26%         6.43%        6.19%         6.11%
Portfolio turnover rate                                   47.40%       44.28%        35.35%       46.42%         8.80%

                                                                             YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------
                                                         1992         1991          1990         1989          1988
                                                       --------     --------      --------     --------      --------
Net asset value, beginning of year <F1>                 $ 15.32      $ 13.44       $ 12.32       $11.17        $10.46
                                                        -------      -------       -------       ------        ------
Income from operations:
Net investment income                                      1.09         1.08          1.03         0.98          0.90
Net realized and unrealized gain (loss)
   on investments                                         (0.08)        0.80          0.09         0.17         (0.19)
                                                        -------      -------       -------       ------        ------
Net increase in asset value per share                      1.01         1.88          1.12         1.15          0.71
                                                        -------      -------       -------       ------      --------
Net asset value, end of year                            $ 16.33      $ 15.32       $ 13.44       $12.32        $11.17
                                                        =======      =======       =======       ======        ======

Total return <F2>                                          6.57%       14.00%         9.09%       10.32%         6.78%

Net assets, end of year (in thousands)                  $20,217      $14,438       $11,137       $9,545        $6,571
Ratio of expenses to average net assets <F3><F*>           0.39%        0.42%         0.42%        0.43%         0.43%
Ratio of net investment income to average
    net assets <F3>                                        6.89%        7.63%         8.12%        8.24%         8.25%
Portfolio turnover rate                                   43.50%        2.23%        18.88%       28.57%        71.30%

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.

<F*>Name and investment objective changed from Intermediate Bond Fund on October
1, 1992. The Investment advisor charges changed from .375 percent to .250 percent of the average daily value of the net assets on October 1, 1992. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly traded bond market as a whole.



See accompanying notes to financial statements beginning on page 57.

                                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------------
                                                                                        PAR             MARKET
BONDS                                                                                  VALUE             VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS

Commercial Banking (5.42%)
    First National Bank Omaha, 7.320%, due 12/01/2010                                $1,500,000        $1,560,450
    Wells Fargo Capital, 7.950%, due 12/01/2026                                       1,000,000         1,058,780
                                                                                                       ----------
                                                                                                        2,619,230
                                                                                                       ----------

Business Machines (1.04%)
    Comdisco Inc., 6.500%, due 06/15/2000                                               500,000           502,375
                                                                                                       ----------

Drugs & Medicines (2.04%)
    Medpartners Inc., 7.375%, due 10/01/2006                                          1,000,000           986,050
                                                                                                       ----------

Finance (Non - Banking) (2.19%)
    Lehman Bros. Holdings Inc., 8.875%, due 03/01/2002                                  500,000           541,745
    Merrill Lynch & Co. Inc., 8.250%, due 11/15/1999                                    500,000           518,740
                                                                                                       ----------
                                                                                                        1,060,485
                                                                                                       ----------

Industrial Miscellaneous (8.56%)
    Dual Drilling Co., 9.875%, due 01/15/2004                                         1,000,000         1,077,500
    Ikon Office Solutions Inc., 6.750%, due 12/01/2025                                1,000,000           962,800
    Norfolk Southern, 7.875%, due 02/15/2004                                          1,000,000         1,075,530
    Potash Corp., 7.125%, due 06/15/2007                                              1,000,000         1,022,760
                                                                                                       ----------
                                                                                                        4,138,590
                                                                                                       ----------
Insurance (0.61%)
    Torchmark Corp., 7.875%, due 05/15/2023                                             280,000           295,882
                                                                                                       ----------

Motor Vehicles (0.56%)
    General Motors, 9.125%, due 07/15/2001                                              250,000           271,988
                                                                                                       ----------

Retail (1.05%)
    Rite-Aid Corp., 6.875%, due 08/15/2013                                              500,000           505,635
                                                                                                       ----------

Travel & Recreation (1.48%)
    Hertz Corp., 7.000%, due 04/15/2001                                                 700,000           714,259
                                                                                                       ----------

Utilities, Electrical & Gas (7.75%)
    Hydro Quebec, 8.400%, due 01/15/2022                                              1,000,000         1,177,920
    Pacific Gas & Electric, 8.000%, due 10/01/2025                                      500,000           524,144
    Pacific Gas & Electric, 7.250%, due 08/01/2026                                      500,000           513,680
    Philadelphia Electric, 8.625%, due 06/01/2022                                       938,000           997,610
    Texas Utilities Electric, 8.125%, due 02/01/2002                                    500,000           533,890
                                                                                                       ----------
                                                                                                        3,747,244
                                                                                                       ----------

TOTAL CORPORATE BONDS (30.70%) (AMORTIZED COST $14,285,990)                                            14,841,738
                                                                                                       ----------


                                                         (continued)

                                    24

                                 GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------------
                                                                                        PAR             MARKET
BONDS                                                                                  VALUE             VALUE
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES

United States Government Securities  (59.73%)
    US Treasury Bonds,  10.750%, due  02/15/2003                                    $1,000,000         $1,218,440
    US Treasury Bonds,  9.875%, due  11/15/2015                                        500,000            711,640
    US Treasury Bonds,  9.250%, due  02/15/2016                                        500,000            678,435
    US Treasury Bonds,  7.500%, due  11/15/2016                                      1,000,000          1,167,190
    US Treasury Bonds,  8.125%, due  08/15/2019                                        500,000            625,625
    US Treasury Bonds,  7.875%, due  02/15/2021                                        200,000            245,562
    US Treasury Bonds,  7.250%, due  08/15/2022                                      1,000,000          1,155,160
    US Treasury Notes,  6.625%, due  03/31/2002                                      1,000,000          1,032,340
    US Treasury Notes,  6.625%, due  05/15/2007                                        750,000            793,830
    US Treasury Notes,  5.750%, due  09/30/1999                                      1,000,000          1,001,410
    US Treasury Notes,  7.500%, due  11/15/2001                                      1,250,000          1,325,200
    US Treasury Notes,  6.375%, due  01/15/1999                                        500,000            503,830
    US Treasury Notes,  7.500%, due  05/15/2002                                      1,000,000          1,067,190
    US Treasury Notes,  6.000%, due  10/15/1999                                        400,000            402,248
    US Treasury Notes,  5.750%, due  08/15/2003                                      1,500,000          1,500,930
    US Treasury Notes,  5.125%, due  11/30/1998                                        600,000            597,372
    US Treasury Notes,  5.875%, due  02/15/2004                                      1,000,000          1,008,750
    US Treasury Notes,  6.750%, due  05/31/1999                                      1,000,000          1,014,690
    US Treasury Notes,  6.875%, due  07/31/1999                                      1,000,000          1,017,810
    US Treasury Notes,  7.250%, due  08/15/2004                                      2,000,000          2,161,560
    US Treasury Notes,  7.500%, due  10/31/1999                                      1,000,000          1,030,940
    US Treasury Notes,  7.750%, due  12/31/1999                                      1,000,000          1,038,910
    US Treasury Notes,  6.500%, due  08/15/2005                                        750,000            782,580
    US Treasury Notes,  6.125%, due  09/30/2000                                      1,000,000          1,010,470
    US Treasury Notes,  5.625%, due  11/30/2000                                      1,000,000            998,120
    US Treasury Notes,  6.375%, due  03/31/2001                                        500,000            509,375
    US Treasury Notes,  6.375%, due  05/15/1999                                        500,000            504,610
    US Treasury Notes,  8.000%, due  08/15/1999                                        450,000            465,890
    US Treasury Notes,  6.500%, due  05/31/2001                                      1,000,000          1,023,750
    US Treasury Notes,  8.500%, due  02/15/2000                                        650,000            686,153
    US Treasury Notes,  8.875%, due  05/15/2000                                        500,000            535,155
    US Treasury Notes,  6.500%, due  10/15/2006                                      1,000,000          1,047,030
                                                                                                       ----------
                                                                                                       28,862,195
                                                                                                       ----------

Other Government Securities (2.56%)
    State Of Israel, 6.375%, due 12/15/2005                                          1,000,000            968,780
    Manitoba Province, 9.000%, due 12/15/2000                                          250,000            269,345
                                                                                                       ----------
                                                                                                        1,238,125
                                                                                                       ----------

TOTAL GOVERNMENT SECURITIES (62.29%) (AMORTIZED COST $29,486,546)                                      30,100,320
                                                                                                       ----------

AGENCY SECURITIES

Government & State Agency (2.06%)
    FNMA, 8.100%, due 08/12/2019                                                      500,000            606,405
    FNMA, 8.950%, due 02/12/2018                                                      300,000            388,734
                                                                                                       ----------
                                                                                                          995,139
                                                                                                       ----------

TOTAL GOVERNMENT AND STATE AGENCY (2.06%) (AMORTIZED COST $900,663)                                       995,139
                                                                                                       ----------

TOTAL BONDS (95.05%) (AMORTIZED COST $44,673,199)                                                      45,937,197
                                                                                                       ----------

                                    25


                                 GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------------
                                                                                        PAR             MARKET
SHORT TERM SECURITIES                                                                  VALUE             VALUE
-----------------------------------------------------------------------------------------------------------------
Commercial Paper (3.41%)
    Countrywide Home Loans, Inc., 6.60%, due 01/05/1998                             $1,650,000         $ 1,648,790

TOTAL SHORT TERM SECURITIES (3.41%) (AMORTIZED COST $1,648,790)                                          1,648,790
                                                                                                       -----------
TOTAL INVESTMENTS (98.46%) (AMORTIZED COST $46,321,989)                                                 47,585,987

    Other net assets (1.54%)                                                                               743,703
                                                                                                       -----------
TOTAL NET ASSETS (100.00%)                                                                             $48,329,690
                                                                                                       ===========
See accompanying notes to financial statements beginning on page 57.

        GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND


MANAGEMENT DISCUSSION

In another outstanding year for equity returns, the Managed Equity Fund increased 23.3 percent in 1997. It was a challenging year for active managers, however, as the benchmark S&P 500 and S&P 500/Barra Value Indexes returned 33.2 percent and 30.0 percent respectively. The fourth quarter was extremely volatile, beginning with the 500 point decline on October 28th.
As a value fund, the Managed Equity Fund outperformed by 100 basis points during that drop. However, the subsequent rally was very narrowly defined and masked severe weakness in the broader market. The return for the fourth quarter was -0.8 percent compared to 2.9 percent for the S&P 500. The performance for the Fund lagged mostly due to exposure to the technology sector where blue chip tech companies such as Intel, Oracle, Texas Instruments and Quantum fell sharply. Exposure to the technology sector has since been reduced. A major contributor to the performance of the Fund was the outstanding performance of many companies within the financial services sector.

GROWTH OF A $10,000 INVESTMENT

                              [GRAPH]

                MANAGED             S&P
Date          EQUITY FUND          INDEX
10/01/87       10,000.00        10,000.00
12/31/87        7,823.73         7,750.00
12/31/88        8,732.70         9,036.50
12/31/89       11,446.01        11,901.07
12/31/90       11,103.73        11,532.14
12/31/91       14,015.70        15,049.44
12/31/92       14,949.31        16,193.20
12/31/93       16,274.61        17,828.71
12/31/94       15,691.58        18,057.99
12/31/95       20,927.72        24,821.61
12/31/96       25,306.26        30,549.44
03/01/97       26,785.00        32,706.00
12/31/97       31,200.62        40,702.85

<F*>On March 1, 1997 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Morgan Stanley Asset Management.

ANNUAL RETURNS
      PERIODS ENDED DECEMBER 31, 1997       PAST 1 YEAR           PAST 5 YEARS         PAST 10 YEARS      LIFE OF FUND
      Annual Returns                           23.29%                15.85%                14.84%            11.74%


The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
     (see accompanying schedules)
     Common stocks                                                             $56,448,059
     Short term securities                                                       2,932,875
                                                                               -----------
       Total investments                                                        59,380,934
   Cash                                                                             11,699
   Receivable from Broker                                                        1,056,091
   Dividends receivable                                                             57,580
                                                                               -----------
       Total assets                                                             60,506,304
                                                                               -----------

LIABILITIES:
   Payable to Conning Asset
     Management Company                                                             14,488
   Payable to General American
     Life Insurance Company                                                          4,945
   Payable to broker                                                             1,348,769
                                                                               -----------
       Total liabilities                                                         1,368,202
                                                                               -----------

         Total net assets                                                      $59,138,102
                                                                               ===========

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                                        1,895,414

Net asset value per share (Total net
   assets divided by total shares of
   capital stock outstanding)                                                  $     31.20

TOTAL AMORTIZED COST OF INVESTMENTS                                            $43,377,172

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
   Dividends                                                                   $ 1,265,292
   Interest                                                                        163,390
                                                                               -----------
     Total investment income                                                     1,428,682
                                                                               -----------

EXPENSES:
   Investment management charge                                                    168,326
   Administrative charge                                                            55,314
                                                                               -----------
     Total expenses                                                                223,640
                                                                               -----------
       Net investment income                                                     1,205,042
                                                                               -----------

NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                              2,667,587
                                                                               -----------

NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments                                            7,544,604
                                                                               -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $11,417,233
                                                                               ===========

STATEMENTS OF CHANGES IN NET ASSETS
                                                                         YEAR ENDED              YEAR ENDED
                                                                         DECEMBER 31             DECEMBER 31
                                                                         -----------             -----------
                                                                             1997                    1996
                                                                         -----------             -----------
Operations:
   Net investment income                                                 $ 1,205,042             $ 1,337,649
   Net realized gain on investments                                        2,667,587               3,654,582
   Net unrealized gain on investments                                      7,544,604               3,638,272
                                                                         -----------             -----------
      Net increase in net assets from operations                          11,417,233               8,630,503
   Capital share transactions                                               (866,166)               (945,697)
                                                                         -----------             -----------

      Net increase in net assets                                          10,551,067               7,684,806
   Net assets, beginning of year                                          48,587,035              40,902,229
                                                                         -----------             -----------

Net assets, end of year                                                  $59,138,102             $48,587,035
                                                                         ===========             ===========

See accompanying notes to financial statements beginning on page 57.

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND


FINANCIAL HIGHLIGHTS
                                                                             YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------
                                                         1997          1996          1995           1994        1993
                                                       -------       -------       -------        -------     -------
Net asset value, beginning of year<F1>                 $ 25.31       $ 20.93       $ 15.69        $ 16.27     $ 14.95
                                                       -------       -------       -------        -------     -------
Income from operations:
Net investment income                                      .63          0.68          0.58           0.43        0.32
Net realized and unrealized gain (loss)
   on investments                                         5.26          3.70          4.66          (1.01)       1.00
                                                       -------       -------       -------        -------     -------
Net increase (decrease) in asset value per share          5.89          4.38          5.24          (0.58)       1.32
                                                       -------       -------       -------        -------     -------
Net asset value, end of year                           $ 31.20       $ 25.31       $ 20.93        $ 15.69     $ 16.27
                                                       =======       =======       =======        =======     =======

Total return<F2>                                         23.29%        20.92%        33.37%         -3.58%       8.87%

Net assets, end of period (in thousands)               $59,138       $48,587       $40,902        $31,487     $32,885
Ratio of expenses to average net assets<F3><F5>           0.41%         0.47%         0.48%          0.49%       0.50%
Ratio of net investment income to average
    net assets<F3>                                        2.19%         2.97%         3.14%          2.65%       2.07%
Portfolio turnover rate                                  49.43%        36.44%        44.82%        103.93%      25.89%
Average commission rate<F4>                            $  0.06       $  0.04           --             --          --

                                                                             YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------
                                                         1992          1991          1990           1989        1988
                                                       -------       -------       -------        -------      ------
Net asset value, beginning of year<F1>                 $ 14.02       $ 11.10       $ 11.45        $  8.73      $ 7.82
                                                       -------       -------       -------        -------      ------
Income from operations:
Net investment income                                     0.35          0.38          0.38           0.26        0.28
Net realized and unrealized gain (loss)
   on investments                                         0.58          2.54         (0.73)          2.46        0.63
                                                       -------       -------       -------        -------      ------
Net increase (decrease) in asset value per share          0.93          2.92         (0.35)          2.72        0.91
                                                       -------       -------       -------        -------      ------
Net asset value, end of year                           $ 14.95       $ 14.02       $ 11.10        $ 11.45      $ 8.73
                                                       =======       =======       =======        =======      ======

Total return<F2>                                          6.66%        26.23%        -2.99%         31.07%      11.62%

Net assets, end of year (in thousands)                 $29,401       $22,006       $14,769        $11,785      $7,303
Ratio of expenses to average net assets<F3>               0.51%         0.53%         0.57%          0.60%       0.60%
Ratio of net investment income to average
    net assets<F3>                                        2.55%         2.99%         3.47%          2.62%       3.24%
Portfolio turnover rate                                   9.34%        12.15%        28.38%         51.26%      15.54%
Average commission rate<F4>                                --            --            --             --          --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.
<F5> On March 1, 1997, Conning Asset Management Company took over the asset management of the Managed Equity Fund. The management fee was reduced to .40 percent on the first $10 million of assets, .30 percent on the balance over $10 million and less than $30 million and .25 percent on the balance in excess of $30 million.

See accompanying notes to financial statements beginning on page 57.

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER  31, 1997
------------------------------------------------------------------------------------------------
                                                                                        MARKET
COMMON STOCK                                                      SHARES                VALUE
------------------------------------------------------------------------------------------------
Aerospace & Military Technology (3.19%)
    Rockwell International Corp.                                  26,400              $1,379,400
    United Technologies Corp.                                      7,000                 509,684
                                                                                      ----------
                                                                                       1,889,084
                                                                                      ----------

Air Transport (1.91%)
    AMR Corp.<F*>                                                  8,800               1,130,800
                                                                                      ----------

Business Machines (3.05%)
    Oracle Corp.<F*>                                              40,500                 903,636
    Quantum Corp.<F*>                                             45,000                 902,790
                                                                                      ----------
                                                                                       1,806,426
                                                                                      ----------

Business Services (2.91%)
    Cisco Systems Inc.<F*>                                        30,900               1,722,675
                                                                                      ----------

Chemicals (3.34%)
    Dow Chemical Co.                                              10,800               1,096,200
    Eastman Chemical                                              14,800                 881,518
                                                                                      ----------
                                                                                       1,977,718
                                                                                      ----------

Commercial Banking (9.21%)
    BankAmerica Corp.                                             16,800               1,226,400
    Bankboston Corp.                                              12,000               1,127,244
    Chase Manhattan Corp. (new)                                   11,600               1,270,200
    Mellon Bank Corp.                                             30,100               1,824,813
                                                                                      ----------
                                                                                       5,448,657
                                                                                      ----------

Domestic Oil (6.16%)
    Ashland Inc.                                                  24,400               1,309,963
    Arco                                                          21,600               1,730,700
    Sun Company Inc.                                              14,300                 601,486
                                                                                      ----------
                                                                                       3,642,149
                                                                                      ----------

Drugs & Medicines (7.63%)
    Bausch & Lomb Inc.                                            29,700               1,176,863
    Baxter International                                          16,200                 817,079
    Medpartners Inc.<F*>                                          55,000               1,230,625
    Merck & Co. Inc.                                              12,100               1,285,625
                                                                                      ----------
                                                                                       4,510,192
                                                                                      ----------

Electronics (4.61%)
    Harris Corp.                                                  36,400               1,669,850
    Intel Corp.                                                   15,000               1,053,750
                                                                                      ----------
                                                                                       2,723,600
                                                                                      ----------

Energy & Utilities (2.32%)
    Sonat Inc.                                                    30,000               1,372,500
                                                                                      ----------

Finance (Non - Banking) (6.38%)
    Associates First Capital Corp.                                15,000               1,066,875

------------------------------------------------------------------------------------------------
                                                                                        MARKET
COMMON STOCK                                                      SHARES                VALUE
------------------------------------------------------------------------------------------------
Finance (Non-Banking) (continued)
    SLM Holding Corp.                                              9,700              $1,349,513
    Washington Mutual Inc.                                        21,300               1,359,195
                                                                                      ----------
                                                                                       3,775,583
                                                                                      ----------

Food & Agriculture (1.93%)
    Archer-Daniels-Midland Co.                                    52,500               1,138,568
                                                                                      ----------

Government & State Agency (1.42%)
    Federal Home Loan Mortgage Corp.                              20,000                 838,740
                                                                                      ----------

Industrial Miscellaneous (1.89%)
    Raytheon Co. - Class A                                         1,045                  51,572
    Ryder System Inc.                                             32,500               1,064,375
                                                                                      ----------
                                                                                       1,115,947
                                                                                      ----------

Insurance (5.07%)
    Lincoln National Corp.                                        20,000               1,562,500
    St Paul Companies Inc.                                        17,500               1,436,085
                                                                                      ----------
                                                                                       2,998,585
                                                                                      ----------

International Oil (2.81%)
    Exxon Corp.                                                   15,800                 966,755
    Mobil Corp.                                                    9,600                 692,995
                                                                                      ----------
                                                                                       1,659,750
                                                                                      ----------

Media (3.11%)
    CBS Corp.                                                     35,000               1,030,295
    McGraw-Hill Inc.                                              10,900                 806,600
                                                                                      ----------
                                                                                       1,836,895
                                                                                      ----------

Miscellaneous Finance (2.18%)
    American General Corp.                                        23,900               1,292,082
                                                                                      ----------

Motor Vehicles (1.68%)
    General Motors                                                16,400                 994,250
                                                                                      ----------

Non-Durables & Entertainment (1.74%)
    Costco Companies Inc.<F*>                                     23,000               1,026,375
                                                                                      ----------

Paper & Forest Products (2.79%)
    Kimberly-Clark Corp.                                          33,500               1,651,952
                                                                                      ----------

Producer Goods (2.17%)
    Deere & Co.                                                   22,000               1,282,864
                                                                                      ----------

Retail (5.66%)
    J C Penney Co. Inc.                                           26,500               1,598,268
    TJX Cos Inc.                                                  34,000               1,168,750
    Woolworth Corp.<F*>                                           28,550                 581,706
                                                                                      ----------
                                                                                       3,348,724
                                                                                      ----------

                                    (continued)


                                    30

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
                                                                                        MARKET
COMMON STOCK                                                      SHARES                VALUE
------------------------------------------------------------------------------------------------
Soaps & Cosmetics (1.98%)
    Clorox Co.                                                    14,800             $ 1,170,118
                                                                                     -----------

Telephone (4.57%)
    Sprint Corp.                                                  23,100               1,354,238
    US West Communications Group                                  29,900               1,349,236
                                                                                     -----------
                                                                                       2,703,474
                                                                                     -----------

Tobacco (2.96%)
    Philip Morris Companies Inc.                                  38,600               1,749,043
                                                                                     -----------

Utilities, Electrical & Gas (2.78%)
    Nipsco Industries Inc.                                        33,200               1,641,308
                                                                                     -----------

TOTAL COMMON STOCK (95.45%)
    (COST $40,444,297)                                                               $56,448,059
                                                                                     -----------
------------------------------------------------------------------------------------------------
                                                                   PAR                  MARKET
SHORT TERM SECURITIES                                             VALUE                 VALUE
------------------------------------------------------------------------------------------------
Commercial Paper (4.96%)
    Countrywide Home Loans, Inc.,
     6.51%, due 1/ 5/98                                        2,935,000             $ 2,932,875
                                                                                     -----------

TOTAL SHORT TERM SECURITIES (4.96%)
    (AMORTIZED COST $2,932,875)                                                        2,932,875
                                                                                     -----------

TOTAL INVESTMENTS (100.41%)
    (AMORTIZED COST $43,377,172)                                                      59,380,934

    Other net liabilities (-0.41%)                                                      (242,832)
                                                                                     -----------

TOTAL NET ASSETS (100.00%)                                                           $59,138,102
                                                                                     ===========

<F*>Non-income producing securities.

See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND


MANAGEMENT DISCUSSION

A severe downturn in the Technology sector during the fourth quarter slowed the performance of this blended fund of equities and fixed-income investments. The fund finished with a net return of 18.7 percent, which was slightly lower than the benchmark Lipper Flexible Portfolio Funds Average of
18.9 percent. The equity portion of the fund enjoyed a strong year, returning
24.9 percent gross, while the Barra Growth Index returned 36.5 percent over the same period. The fixed income segment of the portfolio, meanwhile, performed in line with the Lehman Brothers Government & Corporate Bond Index for the full year, maintaining a mix of high quality corporates and intermediate U.S. Treasury securities.

At year-end the fund maintained an asset mix of 69 percent stocks, 27 percent bonds, and 4 percent cash.


GROWTH OF A $10,000 INVESTMENT


                         [GRAPH]

                                                   LEHMAN BROS
                                                  INTERMEDIATE
                 ASSET               S&P            GOV/CORP
Date        ALLOCATION FUND         INDEX          BOND INDEX
10/01/87       10,000.00         10,000.00         10,000.00
12/31/87       10,047.25          7,750.00         10,460.00
12/31/88       10,895.36          9,036.50         11,157.68
12/31/89       13,065.06         11,901.07         12,582.52
12/31/90       13,387.65         11,532.14         13,735.08
12/31/91       16,040.07         15,049.44         15,743.15
12/31/92       17,107.66         16,193.20         16,871.93
12/31/93       18,740.80         17,828.71         18,354.97
12/31/94       18,001.07         18,057.99         18,000.72
12/31/95       23,199.95         24,821.61         20,760.23
12/31/96       26,834.15         30,549.44         21,599.98
12/31/97       31,860.06         40,702.85         23,706.63

ANNUAL RETURNS
      PERIODS ENDED DECEMBER 31, 1997       PAST 1 YEAR        PAST 5 YEARS          PAST 10 YEARS        LIFE OF FUND
      Annual Returns                          18.73%              13.24%                 12.23%              11.97%

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
     (see accompanying schedules)
     Bonds                                                              $ 29,855,519
     Common stocks                                                        75,252,489
     Preferred stocks                                                      1,050,000
     Short term securities                                                 4,491,722
                                                                        ------------
       Total investments                                                 110,649,730
   Cash                                                                       65,464
   Dividends and interest receivable                                         610,303
                                                                        ------------
       Total assets                                                      111,325,497
                                                                        ------------

LIABILITIES:
   Payable to Conning Asset
     Management Company                                                       46,783
   Payable to General American
     Life Insurance Company                                                    9,356
                                                                        ------------
       Total liabilities                                                      56,139
                                                                        ------------

         Total net assets                                               $111,269,358
                                                                        ============

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                                  3,492,441

Net asset value per share (Total net
   assets divided by total shares of
   capital stock outstanding)                                           $      31.86

TOTAL AMORTIZED COST OF INVESTMENTS                                     $ 84,305,286

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
   Dividends                                                             $ 1,433,355
   Interest                                                                2,443,544
                                                                         -----------
     Total investment income                                               3,876,899
                                                                         -----------

EXPENSES:
   Investment management charge                                              508,306
   Administrative charge                                                     101,661
                                                                         -----------
     Total expenses                                                          609,967
                                                                         -----------
       Net investment income                                               3,266,932
                                                                         -----------

NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                          726,549
                                                                         -----------

NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments                                     13,145,289
                                                                         -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $17,138,770
                                                                         ===========


STATEMENTS OF CHANGES IN NET ASSETS
                                                                        YEAR ENDED               YEAR ENDED
                                                                        DECEMBER 31              DECEMBER 31
                                                                        ------------             -----------
                                                                            1997                    1996
                                                                        ------------             -----------
Operations:
   Net investment income                                                $  3,266,932             $ 2,958,739
   Net realized gain on investments                                          726,549               2,367,380
   Net unrealized gain on investments                                     13,145,289               6,114,663
                                                                        ------------             -----------

     Net increase in net assets from operations                           17,138,770              11,440,782
   Capital share transactions                                              7,939,435               1,363,412
                                                                        ------------             -----------

     Net increase in net assets                                           25,078,205              12,804,194
   Net assets, beginning of year                                          86,191,153              73,386,959
                                                                        ------------             -----------

Net assets, end of year                                                 $111,269,358             $86,191,153
                                                                        ============             ===========

See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND


FINANCIAL HIGHLIGHTS
                                                                           YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------------------
                                                      1997           1996          1995          1994          1993
                                                    --------        -------       -------       -------       -------
Net asset value, beginning of year<F1>              $  26.83        $ 23.20       $ 18.00       $ 18.74       $ 17.11
                                                    --------        -------       -------       -------       -------
Income from operations:
Net investment income                                   0.96           0.93          0.82          0.68          0.60
Net realized and unrealized gain (loss)
   on investments                                       4.07           2.70          4.38         (1.42)         1.03
                                                    --------        -------       -------       -------       -------
Net increase (decrease) in asset value per share        5.03           3.63          5.20         (0.74)         1.63
                                                    --------        -------       -------       -------       -------
Net asset value, end of year                        $  31.86        $ 26.83       $ 23.20       $ 18.00       $ 18.74
                                                    ========        =======       =======       =======       =======

Total return<F2>                                       18.73%         15.66%        28.88%        -3.95%         9.55%

Net assets, end of year (in thousands)              $111,269        $86,191       $73,387       $59,975       $65,070
Ratio of expenses to average net assets<F3>             0.60%          0.60%         0.60%         0.60%         0.60%
Ratio of net investment income to average
   net assets<F3>                                       3.24%          3.77%         3.92%         3.70%         3.33%
Portfolio turnover rate                                36.34%         32.78%        33.74%        75.24%        27.59%
Average commission rate<F4>                         $   0.06        $  0.04          --            --            --

                                                                           YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------------------
                                                      1992           1991          1990          1989          1988
                                                    --------        -------       -------       -------       -------
Net asset value, beginning of year<F1>              $ 16.04         $ 13.39       $ 13.07        $10.90        $10.05
                                                    -------         -------       -------        ------        ------
Income from operations:
Net investment income                                  0.62            0.65          0.69          0.60          0.57
Net realized and unrealized gain (loss)
   on investments                                      0.45            2.00         (0.37)         1.57          0.28
                                                    -------         -------       -------        ------        ------
Net increase in asset value per share                  1.07            2.65          0.32          2.17          0.85
                                                    -------         -------       -------        ------        ------
Net asset value, end of year                        $ 17.11         $ 16.04       $ 13.39        $13.07        $10.90
                                                    =======         =======       =======        ======        ======

Total return<F2>                                       6.66%          19.81%         2.47%        19.91%         8.44%

Net assets, end of year (in thousands)              $53.369         $21,149       $12,545        $5,244        $1,440
Ratio of expenses to average net assets<F3>            0.60%           0.60%         0.60%         0.60%         0.60%
Ratio of net investment income to average
   net assets<F3>                                      3.80%           4.37%         5.41%         4.82%         5.04%
Portfolio turnover rate                               12.14%           5.14%        15.46%        28.06%        13.52%
Average commission rate<F4>                            --              --            --            --            --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------
                                                                             PAR                   MARKET
BONDS                                                                       VALUE                  VALUE
-----------------------------------------------------------------------------------------------------------
Government & State Agency
   FNMA, 8.350%, due 11/10/1999                                          $  150,000              $  154,337

TOTAL GOVERNMENT & STATE AGENCY (0.14%)
   (AMORTIZED COST $149,664)                                                                        154,337
                                                                                                 ----------

US Government Securities
   US Treasury Bonds, 7.250%,
     due 05/15/2016                                                       1,500,000               1,708,590
   US Treasury Notes, 7.125%,
     due 10/15/1998                                                       1,000,000               1,011,410
   US Treasury Notes, 6.375%,
     due 08/15/2002                                                       1,000,000               1,025,780
   US Treasury Notes, 5.750%,
     due 08/15/2003                                                       1,000,000               1,000,620
   US Treasury Notes, 5.875%,
     due 08/15/1998                                                       1,000,000               1,001,410
   US Treasury Notes, 8.000%,
     due 08/15/1999                                                       1,000,000               1,035,310
   US Treasury Notes, 6.125%,
     due 08/31/1998                                                       2,500,000               2,507,800
                                                                                                 ----------

TOTAL GOVERNMENT SECURITIES (8.35%)
   (AMORTIZED COST $9,107,156)                                                                    9,290,920
                                                                                                 ----------

CORPORATE BONDS

Aerospace & Military Technology  (0.45%)
   Rohr Industries, 9.250%,
     due 03/01/2017                                                         500,000                 506,875
                                                                                                 ----------

Air Transport  (1.07%)
   Delta Airlines, 9.200%,
     due 09/23/2014                                                       1,000,000               1,186,100
                                                                                                 ----------

Commercial Banking  (0.23%)
   Nationsbank, 6.750%,
     due 03/15/2003                                                         250,000                 253,657
                                                                                                 ----------

Finance (Non - Banking)  (1.84%)
   Associates Corp., 6.875%,
     due 02/01/2003                                                         500,000                 512,535
   Bear Stearns Co., 6.750%,
     due 04/15/2003                                                       1,000,000               1,014,520
   Merrill Lynch & Co, Inc.,
     7.375%, due 08/17/2002                                                 500,000                 521,950
                                                                                                 ----------
                                                                                                  2,049,005
                                                                                                 ----------
-----------------------------------------------------------------------------------------------------------
                                                                             PAR                   MARKET
BONDS                                                                       VALUE                  VALUE
-----------------------------------------------------------------------------------------------------------
Industrial Miscellaneous  (4.51%)
   Canadian National Railway,
     6.625%, due 05/15/2003                                              $  500,000              $  505,245
   Celulosa Arauco & Constitucio,
     7.000%, due 12/15/2007                                               1,000,000                 996,160
   Coca-Cola Company, 6.625%,
     due 10/01/2002                                                         500,000                 509,745
   Disney Spin III, 14.000%,
     due 03/01/2000                                                       1,000,000               1,093,437
   Dual Drilling Co, 9.875%,
     due 01/15/2004                                                         500,000               1,077,500
   E I Dupont De Nemours & Co.,
     8.250%, due 09/15/2006                                                 250,000                 282,683
   Seagram Company Ltd., 8.350%,
     due 11/15/2006                                                         500,000                 558,150
                                                                                                 ----------
                                                                                                  5,022,920
                                                                                                 ----------

Liquor  (0.45%)
   Anheuser-Busch Companies Inc.,
     6.900%, due 10/01/2002                                                 500,000                 503,100
                                                                                                 ----------

Media  (1.00%)
   Continental Cablevision,
     11.000%, due 06/01/2007                                              1,000,000               1,110,360
                                                                                                 ----------

Miscellaneous & Conglomerates  (0.47%)
   Hanson Overseas BV, 7.375%,
     due 01/15/2003                                                         500,000                 522,000
                                                                                                 ----------

Motor Vehicles  (0.95%)
   Enterprise Rent A Car, 7.500%,
     due 06/15/2003                                                       1,000,000               1,052,380
                                                                                                 ----------

Municipality  (0.95%)
   Province of Quebec - Series A,
     8.100%, due 04/23/2002                                               1,000,000               1,060,470
                                                                                                 ----------

Retail  (0.46%)
   Dayton Hudson Corp., 7.500%,
     due 03/01/1999                                                         500,000                 507,280
                                                                                                 ----------

Telephone  (1.45%)
   GTE Southwest, 6.540%,
     due 12/01/2005                                                         500,000                 502,910
                                                                                                 ----------
   US West Communications,
     8.875%, due 06/01/2031                                               1,000,000               1,110,660
                                                                                                 ----------
                                                                                                  1,613,570
                                                                                                 ----------

                                   (continued)

                                    35

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------
                                                                             PAR                   MARKET
BONDS                                                                       VALUE                  VALUE
-----------------------------------------------------------------------------------------------------------
Utilities, Electrical & Gas  (2.25%)
   Consolidated Edison, 7.375%,
     due 09/15/2000                                                      $  500,000             $   514,960
   Northern States Power, 6.125%,
     due 12/01/2005                                                         500,000                 497,540
   Philadelphia Electric, 8.625%,
     due 06/01/2022                                                         448,000                 476,470
   Texas Utilities Co., 7.375%,
     due 08/01/2001                                                         500,000                 516,545
   Virginia Electric Power Co.,
     6.250%, due 08/01/1998                                                 500,000                 500,945
                                                                                                -----------
                                                                                                  2,506,460
                                                                                                -----------

TOTAL CORPORATE BONDS (16.08%)
   (AMORTIZED COST $17,547,123)                                                                  17,894,177
                                                                                                -----------

MORTGAGE BACKED SECURITIES AND CMO'S

Government & State Agency   (2.26%)
   FHLMC 1505-E PAC, 6.500%,
     due 10/15/2019                                                       1,000,000               1,007,180
   FNMA 1992-128G, 6.000%,
     due 02/25/2022                                                         500,000                 487,655
   FNMA 1992-146 PH,  7.500%,
     due 09/25/2019                                                       1,000,000               1,021,250
                                                                                                -----------

TOTAL MORTGAGE BACKED SECURITES AND CMO'S (2.26%)
   (AMORTIZED COST $2,467,887)                                                                    2,516,085
                                                                                                -----------

TOTAL BONDS (26.83%)
   (AMORTIZED COST $29,271,830)                                                                  29,855,519
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
Aerospace & Military Technology (2.46%)
   Boeing Co.                                                                  6,452                315,742
   Rockwell International Corp.                                               17,300                903,925
   United Technologies Corp.                                                  20,800              1,514,490
                                                                                                -----------
                                                                                                  2,734,157
                                                                                                -----------

Air Transport (1.04%)
   AMR Corp.<F*>                                                               9,000              1,156,500
                                                                                                -----------

Business Machines (2.47%)
   IBM Corp.                                                                  12,000              1,254,744
   Oracle Corp.<F*>                                                           49,200              1,097,750
   Quantum Corp.<F*>                                                          20,000                401,240
                                                                                                -----------
                                                                                                  2,753,734
                                                                                                -----------

-----------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
Business Services (2.07%)
   CSG Systems International<F*>                                              20,000             $  800,000
   Cisco Systems Inc.<F*>                                                     27,000              1,505,250
                                                                                                 ----------
                                                                                                  2,305,250
                                                                                                 ----------

Chemicals (2.27%)
   Eastman Chemical                                                           15,200                905,342
   Monsanto                                                                   38,500              1,617,000
                                                                                                 ----------
                                                                                                  2,522,342
                                                                                                 ----------

Commercial Banking (8.23%)
   Bankamerica Corp.                                                          26,400              1,927,200
   Chase Manhattan Corp. (new)                                                17,900              1,960,050
   First of America Bank                                                      36,600              2,822,775
   Mellon Bank Corp.                                                          40,300              2,443,187
                                                                                                 ----------
                                                                                                  9,153,212
                                                                                                 ----------

Domestic Oil (2.80%)
   Ashland Inc.                                                               25,100              1,347,544
   Arco                                                                       22,000              1,762,750
                                                                                                 ----------
                                                                                                  3,110,294
                                                                                                 ----------

Drugs & Medicines (6.53%)
   Bausch & Lomb Inc.                                                         23,500                931,188
   Baxter International                                                       25,000              1,260,925
   Immunex Corp.<F*>                                                          10,000                540,000
   Medpartners Inc.<F*>                                                       77,600              1,736,300
   Merck & Co. Inc.                                                           14,400              1,530,000
   Pfizer Inc.                                                                17,000              1,267,554
                                                                                                 ----------
                                                                                                  7,265,967
                                                                                                 ----------

Electronics (6.63%)
   Harris Corp.                                                               43,600              2,000,150
   Input/Output Inc.<F*>                                                      80,000              2,374,960
   Intel Corp.                                                                16,400              1,152,100
   Texas Instruments Inc.                                                     41,000              1,845,000
                                                                                                 ----------
                                                                                                  7,372,210
                                                                                                 ----------

Energy & Utilities (0.86%)
   Sonat Inc.                                                                 21,000                960,750
                                                                                                 ----------

Energy Raw Materials (0.93%)
   KCS Energy Inc.                                                            50,000              1,037,500
                                                                                                 ----------

Finance (Non - Banking) (2.04%)
   SLM Holding Corp.                                                          16,300              2,267,737
                                                                                                 ----------

                                                (continued)

                                    36

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
Food & Agriculture (1.30%)
   Conagra Inc.                                                               30,000             $  984,360
   H J Heinz Co.                                                               9,150                464,930
                                                                                                 ----------
                                                                                                  1,449,290
                                                                                                 ----------

Industrial Miscellaneous (3.30%)
   Circuit City Stores Carmax<F*>                                             45,300                407,700
   Diamond Offshore Drilling Inc.                                             40,000              1,925,000
   Raytheon Co. - Class A                                                      1,397                 68,867
   Ryder System Inc.                                                          38,800              1,270,700
                                                                                                 ----------
                                                                                                  3,672,267
                                                                                                 ----------

Insurance (3.15%)
   American International Group Inc.                                          15,000              1,631,250
   Lincoln National Corp.                                                     24,000              1,875,000
                                                                                                 ----------
                                                                                                  3,506,250
                                                                                                 ----------

International Oil (1.91%)
   Exxon Corp.                                                                31,800             $1,945,747
   Royal Dutch Petroleum Co.                                                   3,200                173,398
                                                                                                 ----------
                                                                                                  2,119,145
                                                                                                 ----------

Miscellaneous Finance (1.52%)
   American General Corp.                                                     31,300              1,692,141
                                                                                                 ----------

Motor Vehicles (1.19%)
   General Motors                                                             21,900              1,327,688
                                                                                                 ----------

Non-Durable & Entertainment(1.20%)
   Costco Companies Inc.<F*>                                                  30,000              1,338,750
                                                                                                 ----------

Optical Photographic Equipment (0.81%)
   Eastman Kodak Co.                                                          14,900                906,099
                                                                                                 ----------

Paper & Forest Products (1.11%)
   Kimberly-Clark Corp.                                                       25,000              1,232,800
                                                                                                 ----------

Producer Goods (1.41%)
   Deere & Co.                                                                27,000              1,574,424
                                                                                                 ----------

Retail (3.71%)
   J C Penney Co. Inc.                                                        20,500              1,236,396
   TJX Cos. Inc.                                                              69,200              2,378,750
   Woolworth Corp.<F*>                                                        25,350                516,506
                                                                                                 ----------
                                                                                                  4,131,652
                                                                                                 ----------

Soaps & Cosmetics (1.11%)
   Bristol-Myers Squibb Co.                                                   13,000              1,230,125
                                                                                                 ----------

-----------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
Telephone (3.78%)
   Bell Atlantic Corp                                                         13,977             $1,271,907
   Lucent Technologies                                                         4,115                328,686
   Sitel Corp.<F*>                                                            82,500                752,812
   Sprint Corp.                                                               27,600              1,618,050
   US West Media Group<F*>                                                     8,100                233,887
                                                                                                 ----------
                                                                                                  4,205,342
                                                                                                 ----------

Tobacco (2.38%)
   Philip Morris Companies Inc.                                               41,100              1,862,323
   RJR Nabisco Holdings                                                       21,000                787,500
                                                                                                 ----------
                                                                                                  2,649,823
                                                                                                 ----------
Utilities, Electrical & Gas (1.42%)
   Nipsco Industries Inc.                                                     31,900              1,577,040
                                                                                                 ----------

TOTAL COMMON STOCK (67.63%)
   (COST $49,471,734)                                                                            75,252,489
                                                                                                 ----------

-----------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
PREFERRED STOCK                                                               SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
International Oil (0.94%)
   Lasmo PLC Series A                                                         40,000              1,050,000
                                                                                               ------------

TOTAL PREFERRED STOCK (0.94%)
   (COST $1,070,000)                                                                              1,050,000
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
                                                                               PAR                 MARKET
SHORT TERM SECURITIES                                                         VALUE                VALUE
-----------------------------------------------------------------------------------------------------------
Commercial Paper (4.04%)
   Countrywide Home Loans, Inc.,
     6.50%, due 01/05/1998                                                $1,625,000           $  1,623,826
     6.60%, due 01/05/1998                                                 2,870,000              2,867,896
                                                                                               ------------

TOTAL SHORT TERM SECURITIES (4.04%)
   (AMORTIZED COST $4,491,722)                                                                    4,491,722
                                                                                               ------------

TOTAL INVESTMENTS (99.44%)
   (AMORTIZED COST $84,305,286)                                                                $110,649,730
                                                                                               ------------

   Other net assets (0.56%)                                                                         619,628
                                                                                               ------------

TOTAL NET ASSETS (100.00%)                                                                     $111,269,358
                                                                                               ============

<F*> Non-income producing securities.

See accompanying notes to financial statements beginning on page 57.

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND


MANAGEMENT DISCUSSION

After posting strong returns in the second quarter, this fund experienced a modest negative return in the third quarter (-1.3 percent net) and a larger loss in the fourth (-7.5 percent net). This produced a net return for year of
2.3 percent, compared to the benchmark EAFE Index (Morgan Stanley Capital International Europe, Australia, and Far East Index) return of 2.1 percent. The Asian financial crisis was severe enough in its impact on the portfolio to nearly offset the significant gains made by the European markets, which were led by Switzerland (up 58.9 percent gross, measured in U.S. dollars), Germany (up 47.1 percent gross) and France (up 29.5 percent gross). The European markets were bouyed by a surge in the Financial sector that resulted from a flurry of merger and acquisition activity. On the negative side, Japan--the largest component of the index--fell 21 percent for the year, driven by continued distress in the Japanese financial system.

GROWTH OF A $10,000 INVESTMENT

                          [GRAPH]

             INTERNATIONAL   EUROPE, AUSTRALIA,
Date           INDEX FUND      FAR EAST INDEX
02/16/93       10,000.00        10,000.00
12/31/93       13,102.85        13,260.00
12/31/94       13,944.32        14,294.28
12/31/95       15,108.98        15,919.54
12/31/96       16,226.91        16,930.11
12/31/97       16,595.09        17,279.72

<F*>On January 1, 1997 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Provident Capital Management, Inc. On January 1, 1997 the fund also changed its investment objective to be one which parallels the price and yield performance of the publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE" Index").

ANNUAL RETURNS

      PERIODS ENDED DECEMBER 31, 1997      PAST 1 YEAR        LIFE OF FUND

      Annual Returns                          2.27%             10.95%

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
     (see accompanying schedules)
     Common stocks                                                        $8,124,485
     Warrants                                                                    204
     Short term securities                                                   264,805
                                                                          ----------
       Total investments                                                   8,389,494
   Cash                                                                       22,350
   Dividends receivable                                                       20,643
                                                                          ----------
       Total assets                                                        8,432,487
                                                                          ----------

LIABILITIES:
   Payable to Conning Asset
     Management Company                                                        3,545
   Payable to General American
     Life Insurance Company                                                    2,127
                                                                          ----------
       Total liabilities                                                       5,672
                                                                          ----------

         Total net assets                                                 $8,426,815
                                                                          ==========

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                                    507,790

Net asset value per share (Total net
   assets divided by total shares of
   capital stock outstanding)                                             $    16.60

TOTAL AMORTIZED COST OF INVESTMENTS                                       $7,935,373

STATEMENT OF OPERATIONS
For the year ended December 31, 1997
INVESTMENT INCOME:
   Dividends                                                               $ 161,805
   Interest                                                                   21,757
                                                                           ---------
     Total investment income                                                 183,562
                                                                           ---------

EXPENSES:
   Investment management charge                                               39,558
   Administrative charge                                                      23,735
                                                                           ---------
     Total expenses                                                           63,293
                                                                           ---------
       Net investment income                                                 120,269
                                                                           ---------

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY:
   Net realized gain on investments                                          576,408
   Net realized loss on foreign currency conversions                        (480,622)
                                                                           ---------
NET REALIZED GAIN FROM INVESTMENTS AND FOREIGN
   CURRENCY                                                                   95,786
                                                                           ---------
NET UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY:
   Net unrealized gain on investments                                        113,859
   Net unrealized loss on foreign currency
     conversions                                                            (178,855)
                                                                           ---------
NET UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY                                                          (64,996)
                                                                           ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $ 151,059
                                                                           =========

STATEMENTS OF CHANGES IN NET ASSETS
                                                                          YEAR ENDED             YEAR ENDED
                                                                          DECEMBER 31            DECEMBER 31
                                                                          -----------            -----------
                                                                             1997                   1996
                                                                          -----------            -----------
Operations:
   Net investment income                                                  $  120,269              $   97,174
   Net realized gain on investments and foreign currency conversions          95,786                  76,406
   Net unrealized gain on investments and foreign currency                   (64,996)                272,411
                                                                          ----------              ----------

     Net increase in net assets from operations                              151,059                 445,991
   Capital share transactions                                              1,260,794               1,108,829
                                                                          ----------              ----------

     Net increase in net assets                                            1,411,853               1,554,820
   Net assets, beginning of year                                           7,014,962               5,460,142
                                                                          ----------              ----------

Net assets, end of year                                                   $8,426,815              $7,014,962
                                                                          ==========              ==========

See accompanying notes to financial statements beginning on page 57.

          GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND<F*>

FINANCIAL HIGHLIGHTS
                                                                                                              FEBRUARY 16
                                                                                                              (INCEPTION)
                                                                                                                  TO
                                                                    YEAR ENDED DECEMBER 31                    DECEMBER 31
                                                      --------------------------------------------------      -----------
                                                       1997         1996          1995             1994          1993
                                                      ------       ------        -------          ------        ------
Net asset value, beginning of year<F1>                $16.23       $15.11        $ 13.94          $13.10        $10.00
                                                      ------       ------        -------          ------        ------
Income from operations:
Net investment income                                   0.26         0.24           0.25            0.13          0.14
Net realized and unrealized gain
   on investments                                       0.11<F**>    0.88<F**>      0.92<F**>       0.71<F**>     2.96<F**>
                                                      ------       ------        -------          ------        ------
Net increase in asset value per share                   0.37         1.12           1.17            0.84          3.10
                                                      ------       ------        -------          ------        ------
Net asset value, end of period                        $16.60       $16.23        $ 15.11          $13.94        $13.10
                                                      ======       ======        =======          ======        ======

Total return<F2>                                        2.27%        7.40%          8.35%           6.42%        31.03%

Net assets, end of period (in thousands)              $8,427       $7,015        $ 5,460          $4,242        $3,295
Ratio of expenses to average net assets<F3><F*>         0.80%        1.00%          1.00%           1.00%         1.00%
Ratio of net investment income to average
   net assets<F3>                                       1.53%        1.57%          1.79%           0.98%         1.38%
Portfolio turnover rate                                57.70%       19.53%        113.91%          46.19%        26.97%
Average commission rate<F4>                           $ 0.01       $ 0.02           --              --            --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the eleven months ended December 31,
1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*> Name and investment objective changed from the International Equity Fund on
January 1, 1997. The investment advisor charges changed from .70% to .50% on the first $10 million of the average daily value of the net assets on January 1, 1997. The fund's investment advisor became Conning Asset
Management on January 1, 1997. The objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks in the EAFE Index.

<F**>Also includes net realized and unrealized gain (loss) on foreign currency conversions.

See accompanying notes to financial statements beginning on page 57.

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
-----------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                               SHARES           VALUE
-----------------------------------------------------------------------------------
Australia  (1.89%)
   Broken Hill Properties                                   4,191        $   38,914
   News Corp. Ltd. Au                                       6,227            34,367
   Telstra Corp.<F*>                                       13,400            28,290
   Western Mining Ltd.                                      4,131            14,401
   Westpac Banking                                          6,706            42,892
                                                                         ----------
                                                                            158,864
                                                                         ----------

Austria  (0.24%)
   Bank Austria AG                                            400            20,236
                                                                         ----------

Belgium  (0.99%)
   Electrabel Sa                                              200            46,262
   Petrofina Sa                                               100            36,910
                                                                         ----------
                                                                             83,172
                                                                         ----------

Denmark  (1.09%)
   Den Danske Bank                                            200            26,668
   Novo-Nordisk                                               315            45,084
   Tele Danmark                                               319            19,800
                                                                         ----------
                                                                             91,552
                                                                         ----------

Finland  (0.60%)
   Nokia AB - A Shares                                        400            28,428
   Rauma Oy                                                    30               468
   UPM - Kymmene Corp                                       1,100            22,019
                                                                         ----------
                                                                             50,915
                                                                         ----------

France  (7.65%)
   Alcatel Alsthom                                            450            57,224
   AXA UAP                                                    550            42,577
   Carrefour Supermarche                                       50            26,098
   Cie Generale Des Eaux                                      300            41,890
   Elf Aquitaine                                              500            58,180
   France Telecom SA<F*>                                    2,440            88,542
   Groupe Danone                                              250            44,674
   L'Air Liquide                                              300            46,976
   L'Oreal                                                    100            39,147
   LVMH Moet-Hennessy
     Louis Vuitton                                            200            33,213
   Rhone-Poulenc A                                          1,100            49,297
   Societe Generale Paris                                     400            54,523
   St. Gobain                                                 250            35,531
   Total SA - B                                               250            27,220
                                                                         ----------
                                                                            645,092
                                                                         ----------

Germany  (10.18%)
   Allianz AG                                                 300            77,419
   BASF AG                                                    900            32,136
   Bayer AG                                                 1,300            48,262
-----------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                               SHARES           VALUE
-----------------------------------------------------------------------------------
Germany (continued)
   Daimler-Benz AG                                            900        $   63,571
   Deutsche Bank AG                                         1,150            80,462
   Deutsche Telekom AG                                      2,450            45,375
   Dresdner Bank AG                                           800            36,396
   Mannesmann AG Dm                                            50            25,111
   Metro AG                                                 1,650            58,548
   RWE AG                                                   1,450            77,823
   SAP AG                                                     200            60,679
   SAP AG-Vorzug                                              150            48,737
   Siemens AG                                               1,550            93,534
   VEBA AG                                                    800            54,505
   VIAG AG                                                     50            27,392
   VolkswAGen AG                                               50            27,948
                                                                         ----------
                                                                            857,898
                                                                         ----------

Great Britain  (20.84%)
   Abbey National PLC                                       2,691            48,311
   Barclays PLC                                             4,067           108,284
   BAT Industries                                           6,572            59,913
   BG PLC (ADR)                                             1,323            30,015
   British Gas PLC                                          6,927            31,234
   British Petroleum                                       12,591           165,753
   British Sky Broadcasting PLC                             2,769            20,778
   British Telecommunications                              12,921           101,739
   BTR PLC Ord 25p                                         10,455            31,656
   Cable & Wireless                                         5,500            48,420
   Centrica PLC<F*>                                         7,851            11,563
   Diago PLC                                                9,724            89,527
   General Electric PLC                                     7,574            49,168
   Glaxo Holdings PLC                                       4,600           109,001
   HSBC Holdings                                            1,000            25,671
   HSBC Holdings                                            2,300            56,847
   Lloyds Tsb Group                                         3,853            49,898
   Marks & Spencer                                         10,201           100,550
   Pearson PLC                                              3,100            40,351
   Prudential Corporation PLC                               6,933            83,739
   Reuters Holdings PLC                                     6,068            66,402
   Rio Tinto PLC- Reg                                       3,869            47,686
   Royal Sun Alliance Insurance                             4,100            41,358
   Smithkline Beecham PLC                                  10,074           103,276
   Tesco                                                    4,900            39,913
   Unilever PLC                                            10,736            92,043
   Vodafone Group                                           5,102            36,857
   Zeneca Group PLC                                         1,900            66,814
                                                                         ----------
                                                                          1,756,767
                                                                         ----------

                                       (continued)

                                    41

GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
-----------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                               SHARES           VALUE
-----------------------------------------------------------------------------------
Hong Kong  (3.16%)
   Bank of East Asia                                        7,400        $   17,334
   CDL Hotels International                                 1,000               303
   Cheung Kong                                              8,000            52,399
   China Light & Power                                      5,500            30,523
   Hang Seng Bank                                           3,200            30,872
   Hong Kong Telecom                                       12,600            25,938
   HSBC Holdings                                              200             4,930
   Hutchison Whampo                                         6,000            37,635
   New World Development                                    5,000            17,294
   Sun Hung Kai Properties                                  3,000            20,908
   Swire Pacific "A"                                        3,500            19,198
   Wharf Holdings                                           4,000             8,776
                                                                         ----------
                                                                            266,110
                                                                         ----------

Ireland  (0.41%)
   Allied Irish                                             3,528            34,199
                                                                         ----------

Italy  (3.17%)
   Assicurazioni Generali                                   2,800            68,812
   Edison Spa                                               2,500            15,130
   Ente Nazionale Idrocarburi                              14,587            82,753
   Fiat Spa Itl1000                                         7,700            22,408
   Telecom Italia Mobile                                    9,198            42,478
   Telecom Italia Spa                                       5,556            35,508
                                                                         ----------
                                                                            267,089
                                                                         ----------

Japan  (24.15%)
   Asahi Bank                                               8,000            32,610
   Asahi Glass Co. Ltd.                                     4,000            19,074
   Bank of Tokyo-Mitsubishi                                 7,000            96,907
   Canon                                                    1,000            23,381
   Daiwa Securities                                         5,000            17,305
   Denso Corp.                                              3,000            54,222
   East Japan Railway                                          14            63,421
   Fuji Bank                                                5,000            20,304
   Fuji Photo                                               2,000            76,911
   Fujitsu 6702                                             3,000            32,302
   Hitachi Ltd.                                            12,000            85,832
   Honda Motors                                             1,000            36,840
   Industrial Bank Japan                                    5,000            35,763
   Ito Yokado 8264                                          1,000            51,146
   Japan Air Lines<F*>                                      9,000            24,573
   Kansai Electric Power                                    3,400            57,791
   Kinki Nippon Railway                                     3,000            16,082
   Komatsu Ltd.                                            12,000            60,452
   Maruko Co Ltd.                                              50               273
   Marutomi Group                                              75               115
   Matsushita Electric (ADR)                                  200            30,400
   Matsushita Electronics                                   5,000            73,450
   Mitsubishi Chemical Corp.                                  157               226
-----------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                               SHARES           VALUE
-----------------------------------------------------------------------------------
Japan (continued)
   Mitsubishi Corp.                                         6,000        $   47,531
   Mitsubishi Electric                                      7,000            17,982
   Mitsubishi Estate Co.                                    5,000            54,607
   Mitsubishi Heavy Industries                             15,000            62,759
   Mitsubishi Trust                                         4,000            40,301
   Mitsui Co.                                               6,000            35,625
   NEC Corp.                                                4,000            42,762
   Nippon Steel Corp.                                      24,000            35,625
   Nippon Telegraph & Telephone                                12           103,368
   Nissan 7201                                              9,000            37,379
   Nissen<F*>                                                  50                87
   Nomura Securities                                        6,000            80,295
   Sakura Bank                                             12,000            34,425
   Sankyo Co., Ltd.                                         2,000            45,377
   Sanyo Electric Co. Ltd.                                 25,000            65,374
   Sharp Corp.                                              4,000            27,626
   Sony Corp.                                                 500            44,608
   Sumitomo Bank Ltd.                                       2,000            22,919
   Tohoku Electric Power                                    1,100            16,751
   Tokai Bank                                               3,000            14,028
   Tokio Marine & Fire                                      6,000            68,297
   Tokyo Electric Power                                     4,600            84,202
   Toyota Motor Corp.                                       5,000           143,823
                                                                         ----------
                                                                          2,035,131
                                                                         ----------

Malaysia  (0.86%)
   Malayan Banking Berhad                                   2,000             5,806
   Sime Darby Berhad                                        6,000             5,765
   Telekom Malaysia                                        13,500            39,886
   TenAGa Nasional Berhad                                   9,000            19,192
   United Engineers (Malaysia)                              2,000             1,665
                                                                         ----------
                                                                             72,314
                                                                         ----------

Netherlands  (5.10%)
   ABN Amro Holdings                                        1,756            34,216
   Akzo                                                       135            23,281
   Elsevier                                                 1,359            21,989
   ING Groep N.V.                                           1,034            43,559
   Koninklijke Ptt Nederland                                  600            25,039
   Philips Electronics                                        436            26,153
   Royal Dutch Petroleum                                    2,828           155,267
   Unilever Nv                                              1,336            82,380
   Wolters Kluwer-Cva                                         136            17,570
                                                                         ----------
                                                                            429,454
                                                                         ----------

New Zealand  (0.30%)
   Telecom Corp. of New Zealand                             5,300            25,698
                                                                         ----------


                                 (continued)


                                    42

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
-----------------------------------------------------------------------------------
                                                                           MARKET
COMMON STOCK                                               SHARES           VALUE
-----------------------------------------------------------------------------------
Norway  (0.41%)
   Norsk Hydro                                                700        $   34,135
                                                                         ----------

Singapore  (0.99%)
   Oversea-Chinese Banking Corp.                            4,800            27,919
   Singapore Airlines Ltd.                                  2,000            13,057
   Singapore Telecommunications                            23,000            42,863
                                                                         ----------
                                                                             83,839
                                                                         ----------

Spain  (4.09%)
   Banco Bilbao Vizcaya                                     2,331            75,398
   Empresa Nacional Electric                                2,920            51,823
   Repsol Sa                                                  562            23,967
   Repsol (ADR)                                               800            34,050
   Telefonica De Despana                                    1,440            41,098
   Telefonica (ADR)                                         1,300           118,381
                                                                         ----------
                                                                            344,717
                                                                         ----------

Sweden  (2.20%)
   ABB AB                                                   2,500            29,618
Astra AB - A                                                3,200            55,455
Ericsson LM B                                               1,800            67,719
Volvo AB SEK5                                               1,200            32,215
                                                                         ----------
                                                                            185,007
                                                                         ----------

Switzerland  (8.10%)
   ABB AG                                                      20            25,163
   Credit Suisse Group                                        600            92,972
   Nestle SA                                                   60            90,051
   Novartis AG                                                110           178,745
   Roche Holding AG                                             2            30,854
   Roche Holding AG                                            10            99,451
   Schweizerische Bankgesellschaft                             30            43,442
   Schweizerischer Bankverein<F*>                             150            46,692
   Swiss Reinsurance                                           40            74,926
                                                                         ----------
                                                                            682,296
                                                                         ----------

TOTAL COMMON STOCK  (96.42%)
   (COST  $7,670,353)                                                     8,124,485
                                                                         ----------
-----------------------------------------------------------------------------------
                                                                           MARKET
WARRANTS                                                   SHARES           VALUE
-----------------------------------------------------------------------------------
Warrants  (0.00%)
   Compangie Gen De Eaux Wt
   2001<F*>                                                 300            $204
                                                                           ----
TOTAL WARRANTS  (0.00%)
   (AMORTIZED COST  $215)                                                   204
                                                                           ----

-----------------------------------------------------------------------------------
                                                            PAR            MARKET
SHORT TERM INVESTMENTS                                     VALUE            VALUE
-----------------------------------------------------------------------------------
Commercial Paper  (3.14%)
   Countrywide Home Loans, Inc.,
     due 01/05/1998                                       300,000        $  264,805
                                                                         ----------


TOTAL SHORT TERM INVESTMENTS  (3.14%)
   (AMORTIZED COST  $264,805)                                               264,805
                                                                         ----------

TOTAL INVESTMENTS (99.56%)
   (AMORTIZED COST  $7,935,373)                                           8,389,494

   Other net assets  ( 0.44%)                                                37,321
                                                                         ----------

TOTAL NET ASSETS  (100.00%)                                              $8,426,815
                                                                         ==========

<F*>Non-income producing securities.

See accompanying notes to financial statements beginning on page 57.

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND


MANAGEMENT DISCUSSION

The Mid-Cap Equity Fund turned in a strong performance in 1997 with a return of 34.5 percent, outperforming the benchmark S&P 400 Mid-Cap, which finished the year up 32.3 percent. After achieving outstanding returns in the second and third quarters, up 19.2 percent and 13.2 percent respectively, the fourth quarter returns were virtually flat. Throughout the year, an overweight in the top performing financial services sector contributed significantly to the Fund's returns. Also contributing significantly was the performance of companies within telecommunications sector. In the fourth quarter, the reversal of fortunes in the previously stellar technology and energy sectors caused a severe drag on performance as concerns over weakness in the Asian economies sent earnings expectations and oil prices sharply downward.

GROWTH OF A $10,000 INVESTMENT

                             [GRAPH]

             MID-CAP EQUITY
Date              FUND                RUSSELL 2000           S&P400 INDEX
02/16/93       10,000.00               10,000.00               10,000.00
12/31/93       11,444.23               11,501.00               11,548.00
12/31/94       11,349.55               11,291.68               11,133.43
12/31/95       13,743.06               14,503.03               14,575.89
12/31/96       16,416.86               15,161.03               17,377.38
12/31/97       22,074.52               18,551.19               22,981.59

<F*>On January 1, 1997 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Provident Capital Management, Inc. On January 1, 1997 the fund also changed its investment objective to be one which seeks sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with medium market capitalizations, as defined by the S & P Mid Cap 400 Index

ANNUAL RETURNS

      PERIODS ENDED DECEMBER 31, 1997        PAST 1 YEAR          LIFE OF FUND

      Annual Returns                            34.46%               17.64%

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
     (see accompanying schedules)
     Common stocks                                                        $6,421,808
     Short term securities                                                   413,698
                                                                          ----------
       Total investments                                                   6,835,506
   Cash                                                                       18,583
   Dividends receivable                                                        1,665
                                                                          ----------
       Total assets                                                        6,855,754
                                                                          ----------

LIABILITIES:
   Payable to Conning Asset
     Management Company                                                        3,083
   Payable to General American
     Life Insurance Company                                                      561
                                                                          ----------
       Total liabilities                                                       3,644
                                                                          ----------

         Total net assets                                                 $6,852,110
                                                                          ==========

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                                    310,408

Net asset value per share (Total net
   assets divided by total shares of
   capital stock outstanding)                                             $    22.07

TOTAL AMORTIZED COST OF INVESTMENTS                                       $5,137,740

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

INVESTMENT INCOME:
   Dividends                                                              $   41,992
   Interest                                                                   32,563
                                                                          ----------
     Total investment income                                                  74,555
                                                                          ----------

EXPENSES:
   Investment management charge                                               27,991
   Administrative charge                                                       5,089
                                                                          ----------
     Total expenses                                                           33,080
                                                                          ----------
       Net investment income                                                  41,475
                                                                          ----------

NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                          266,957
                                                                          ----------

NET UNREALIZED GAIN ON INVESTMENTS:
      Net unrealized gain on investments                                   1,114,477
                                                                          ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                $1,422,909
                                                                          ==========

STATEMENTS OF CHANGES IN NET ASSETS
                                                                          YEAR ENDED              YEAR ENDED
                                                                         DECEMBER 31             DECEMBER 31
                                                                         -----------              ----------
                                                                             1997                    1996
                                                                         -----------              ----------
Operations:
   Net investment income                                                  $   41,475              $   41,481
   Net realized gain on investments                                          266,957                 730,854
   Net unrealized gain on investments                                      1,114,477                  19,822
                                                                          ----------              ----------

   Net increase in net assets from operations                              1,422,909                 792,157
   Capital share transactions                                              1,309,029                (932,433)
                                                                          ----------              ----------

   Net increase (decrease) in net assets                                   2,731,938                (140,276)
   Net assets, beginning of year                                           4,120,172               4,260,448
                                                                          ----------              ----------

Net assets, end of year                                                   $6,852,110              $4,120,172
                                                                          ==========              ==========


See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND<F*>

FINANCIAL HIGHLIGHTS
                                                                                                              FEBRUARY 16
                                                                                                              (INCEPTION)
                                                                                                                  TO
                                                                          YEAR ENDED DECEMBER 31              DECEMBER 31
                                                      --------------------------------------------------      -----------
                                                       1997         1996         1995              1994          1993
                                                      ------       ------       ------            ------        ------
Net asset value, beginning of year<F1>                $16.42       $13.74       $11.35            $11.44        $10.00
                                                      ------       ------       ------            ------        ------
Income from operations:
Net investment income                                   0.16         0.15         0.05              0.10          0.06
Net realized and unrealized gain
   (loss) on investments                                5.49         2.53         2.34             (0.19)         1.38
                                                      ------       ------       ------            ------        ------
Net increase (decrease) in asset value per share        5.65         2.68         2.39             (0.09)         1.44
                                                      ------       ------       ------            ------        ------
Net asset value, end of period                        $22.07       $16.42       $13.74            $11.35        $11.44
                                                      ======       ======       ======            ======        ======

Total return<F2>                                       34.46%       19.46%       21.09%            -0.83%        14.44%

Net assets, end of period (in thousands)              $6,852       $4,120       $4,260            $3,279        $1,998
Ratio of expenses to average net assets<F3>             0.65%        0.65%        0.65%             0.65%         0.64%
Ratio of net investment income to average
   net assets<F3>                                        .81%        1.02%        0.75%             0.85%         0.64%
Portfolio turnover rate                                62.22%       56.31%       28.48%            29.48%        22.64%
Average commission rate<F4>                           $ 0.05       $ 0.06         --                 --            --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the eleven months ended December 31,
1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*> Name and investment objective changed from the Special Equity Fund effective January 1, 1997. The investment advisor changed to Conning Asset Management. The investment objective is long term capital appreciation, which it pursues through investment primarily in common stocks of US - based publicly traded companies with medium market capitalizations.

See accompanying notes to financial statements beginning on page 57.

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Air Transport (1.09%)
    America West Holdings Corp.-B<F*>                                          4,000              $   74,500
                                                                                                  ----------
Business Machines (5.10%)
    Computer Horizons Corp.                                                    1,998                  89,910
    Gateway 2000 Inc.                                                          3,000                  97,875
    Plantronics                                                                2,280                  91,200
    Quantum Corp.                                                              3,500                  70,217
                                                                                                  ----------
                                                                                                     349,202
                                                                                                  ----------

Business Services (10.67%)
    CSG Systems International<F*>                                              4,400                 176,000
    Data Transmission Network Corp.<F*>                                        4,100                 114,800
    Integrated Health Services                                                 2,200                  68,611
    Intermedia Communications Inc.<F*>                                         3,600                 218,700
    Networks Associates<F*>                                                    2,900                 153,338
                                                                                                  ----------
                                                                                                     731,449
                                                                                                  ----------

Chemicals (1.55%)
    Crompton & Knowles Corp.                                                   4,000                 106,000
                                                                                                  ----------

Commercial Banking (4.11%)
    Albank Financial                                                           1,812                  93,204
    Bankatlantic Bancorp Inc.                                                  3,326                  55,711
    Bankatlantic Bancorp Inc. - A                                              2,824                  46,065
    Commerce Bancorp                                                           1,698                  86,597
                                                                                                  ----------
                                                                                                     281,577
                                                                                                  ----------

Consumer Durables (4.46%)
    Furniture Brands International<F*>                                         7,500                 153,750
    Lennar Corp.                                                               7,055                 152,120
                                                                                                  ----------
                                                                                                     305,870
                                                                                                  ----------

Domestic Oil (7.45%)
    Basin Exploration Inc.<F*>                                                 5,000                  88,750
    Domain Energy Corp.<F*>                                                    9,000                 141,750
    Pride International Inc.<F*>                                               3,320                  83,830
    R & B Falcon Corp.                                                         5,600                 196,347
                                                                                                  ----------
                                                                                                     510,677
                                                                                                  ----------

Drugs & Medicines (6.79%)
    Aronex Pharmaceuticals Inc.<F*>                                            8,000                  34,000
    Beckman Instruments                                                        1,110                  44,400
    IDEC Pharmaceuticals Corp.<F*>                                             1,500                  51,563
    Immunex Corp.<F*>                                                          3,000                 162,000
    Medpartners Inc.<F*>                                                       5,800                 129,775
    Sierra Health Services<F*>                                                 1,300                  43,712
                                                                                                  ----------
                                                                                                     465,450
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Electronics (6.45%)
    Belden Inc.                                                                3,290                $115,973
    Dallas Semiconductor Corp.                                                 3,900                 158,925
    Lattice Semiconductor<F*>                                                    900                  42,638
    MEMC Electronics Materials Inc.<F*>                                        2,700                  41,175
    Globalstar Telecommunications                                              1,700                  83,512
                                                                                                    --------
                                                                                                     442,223
                                                                                                    --------

Energy Raw Materials (1.51%)
    KCS Energy Inc.                                                            5,000                 103,750
                                                                                                    --------

Finance (Non - Banking) (5.52%)
    Astoria Financial Corp.                                                      800                  44,600
    Peoples Heritage Financial Group                                           2,300                 105,800
    Susquehanna Banchsares Inc.                                                1,950                  74,588
    Webster Financial Corp.                                                    2,300                 152,950
                                                                                                    --------
                                                                                                     377,938
                                                                                                    --------

Food & Agriculture (4.41%)
    The Earthgrains Company                                                    2,000                  94,000
    Suiza Foods Corp.<F*>                                                      3,500                 208,467
                                                                                                    --------
                                                                                                     302,467
                                                                                                    --------

Industrial Miscellaneous (7.12%)
    Circuit City Stores Carmax<F*>                                             7,700                  69,300
    Diamond Offshore Drilling Inc.                                             3,000                 144,375
    Flowserve Corp.                                                            4,172                 116,553
    LAMResearch Corp.<F*>                                                      1,900                  55,575
    Libbey                                                                     2,700                 102,263
                                                                                                    --------
                                                                                                     488,066
                                                                                                    --------

Insurance (9.68%)
    Berkley Corp.                                                              2,895                 127,018
    CMAC Investment Corp.                                                      2,000                 120,750
    Enhance Financial Services Group                                           3,000                 178,500
    PMI Group Inc.                                                             1,000                  72,312
    State Auto Financial                                                       5,115                 164,959
                                                                                                    --------
                                                                                                     663,539
                                                                                                    --------

Media (1.57%)
    Primedia Inc.<F*>                                                          8,500                 107,313
                                                                                                    --------

Paper & Forest Products (0.74%)
    Pentair Inc.                                                               1,400                  50,312
                                                                                                    --------

                                                     (continued)

                                    47

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Real Estate (1.11%)
    Equity Office Properties Trust                                             2,400              $   75,749
                                                                                                  ----------

Retail (4.30%)
    Ethan Allen Interiors                                                      3,700                 142,679
    Zale Corp.<F*>                                                             6,600                 151,800
                                                                                                  ----------
                                                                                                     294,479
                                                                                                  ----------

Telephone (4.19%)
    ICG Communications Inc.<F*>                                                4,000                 109,000
    P-Com Inc.                                                                 4,500                  77,625
    Sitel Corp.<F*>                                                           11,000                 100,375
                                                                                                  ----------
                                                                                                     287,000
                                                                                                  ----------

Tobacco (1.92%)
    Universal Corp.                                                            3,200                 131,600
                                                                                                  ----------

Travel & Recreation (1.23%)
    K2 Inc.                                                                    3,700                  84,175
                                                                                                  ----------

Trucking & Freight (2.35%)
    Eastern Enterprises                                                        1,510                  67,950
    Midwest Express Holdings                                                   2,400                  93,149
                                                                                                  ----------
                                                                                                     161,099
                                                                                                  ----------

Utilities, Electrical & Gas (0.40%)
    Sierra Pacific Resources                                                     730                  27,373
                                                                                                  ----------

TOTAL COMMON STOCK (93.72%)
    (COST $4,724,042)                                                                              6,421,808
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
                                                                               PAR                  MARKET
SHORT TERM SECURITIES                                                         VALUE                 VALUE
------------------------------------------------------------------------------------------------------------
Commercial Paper (6.04%)
    Banca Crt Financial Corp.,
       6.12%, due 2/26/98                                                   $115,000              $  113,918
    Countrywide Home Loans, Inc.,
       6.61%, due 1/ 5/98                                                    300,000                 299,780
                                                                                                  ----------
                                                                                                     413,698
                                                                                                  ----------

TOTAL SHORT TERM SECURITIES (6.04%)
    (AMORTIZED COST $413,698)                                                                        413,698
                                                                                                  ----------

TOTAL INVESTMENTS (99.76%)
    (AMORTIZED COST $5,137,740)                                                                    6,835,506

    Other net assets (0.24%)                                                                          16,604
                                                                                                  ----------

TOTAL NET ASSETS (100.00%)                                                                        $6,852,110
                                                                                                  ==========

<F*> Non-income producing securities.

See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND


MANAGEMENT DISCUSSION

The Small-Cap Equity Fund, which joined the Capital Company lineup on May
1st, had a very strong year, sharply outperforming the benchmark Russell 2000 index. The fund's net return for the year was 31.0 percent compared to 22.4 percent for the Russell 2000. The objective of this fund is to provide a rate of return and a level of risk that corresponds with that of the small-cap universe. For May and June, the Fund generated a 17.7 percent net return and added a 15.1 percent net return in the third quarter as small-cap stocks outperformed the large-cap market for the first time in two years. Returns in the small-cap sector declined in the fourth quarter, largely because of a downturn in technology stocks, which reacted to slowing demand growth in Asia. The continued strong performance of this Fund can be attributed primarily to the strength and dominance of the largest holdings in the portfolio.

GROWTH OF A $10,000 INVESTMENT

                              [GRAPH]

             SMALL-CAP EQUITY
Date              FUND                RUSSELL 2000
05/01/97       10,000.00               10,000.00
12/31/97       13,102.61               12,236.10

ANNUAL RETURNS

      PERIOD ENDED DECEMBER 31, 1997          LIFE OF FUND

      Return <F*>                                31.03%

[FN]
<F*> The Small Cap Equity Fund began operations on May 1, 1997.  Return reflects eight months of operations and is not annualized.

The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

           GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND<F*>

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
   Investments, at market value:
     (see accompanying schedule)
     Common Stocks                                                       $75,858,924
     Short term securities                                                 1,698,753
                                                                         -----------
       Total investments                                                  77,557,677
   Cash                                                                       39,504
Broker Receivable                                                             27,000
   Dividends receivable                                                       57,158
                                                                         -----------
     Total assets                                                         77,681,339
                                                                         -----------

LIABILITIES:
   Payable to Conning Asset
     Management Company                                                       16,054
   Payable to General American
     Life Insurance Company                                                    3,211
   Broker Payable                                                             16,552
                                                                         -----------
     Total liabilities                                                        35,817
                                                                         -----------

       Total net assets                                                  $77,645,522
                                                                         ===========

TOTAL SHARES OF CAPITAL STOCK OUTSTANDING                                  1,608,466

       Net asset value per share (Total net
       assets divided by total shares of
       capital stock outstanding)                                        $     48.27

TOTAL AMORTIZED COST OF INVESTMENTS                                      $59,104,048

STATEMENT OF OPERATIONS
For the eight months ended December 31, 1997

INVESTMENT INCOME:
   Dividends                                                             $   514,360
   Interest                                                                   63,108
                                                                         -----------
     Total investment income                                                 577,468
                                                                         -----------

EXPENSES:
   Investment management charge                                              114,841
   Administrative charge                                                      22,968
                                                                         -----------
     Total expenses                                                          137,809
                                                                         -----------
       Net investment income                                                 439,659
                                                                         -----------

NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                       10,577,133
                                                                         -----------

NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments                                      5,750,172
                                                                         -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $16,766,964
                                                                         ===========


STATEMENTS OF CHANGES IN NET ASSETS
                                                                         EIGHT MONTHS
                                                                            ENDED
                                                                         DECEMBER 31
                                                                         -----------
                                                                            1997
                                                                         -----------
Operations:
   Net investment income                                                 $   439,659
   Net realized gain on investments                                       10,577,133
   Net unrealized gain on investments                                      5,750,172
                                                                         -----------

     Net increase in net assets from operations                           16,766,964
   Capital share transactions                                              6,441,988
                                                                         -----------

     Net increase in net assets                                           23,208,952
   Net assets, beginning of period<F**>                                   54,436,570
                                                                         -----------

Net assets, end of period                                                $77,645,522
                                                                         ===========

<F*> Small-Cap Equity Fund began operations May 1, 1997.
<F**> On May 1, 1997, the assets of General American Separate Account No. 20 were exchanged for shares in the Small-Cap Equity Fund. The net assets, beginning of period, are equal to the market value of the net assets transferred on April 30, 1997. In exchange for the net assets transferred, 1,477,554 shares of the Small-Cap Equity Fund were issued to the General American Separate No. 20.

See accompanying notes to financial statements beginning on page 57.

           GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND<F*>

FINANCIAL HIGHLIGHTS
                                                                              EIGHT
                                                                              MONTHS
                                                                              ENDED
                                                                           DECEMBER 31
                                                                           -----------
                                                                              1997
                                                                           -----------
Net asset value, beginning of period<F1>                                     $ 36.84
                                                                             -------
Income from operations:
Net investment income                                                           0.29
Net realized and unrealized gain on investments                                11.14
                                                                             -------
Net increase in asset value per share                                          11.43
                                                                             -------
Net asset value, end of period                                               $ 48.27
                                                                             =======

Total return<F2>                                                               31.03%

Net assets, end of period (in thousands)                                     $77,646
Ratio of expenses to average net assets<F3>                                     0.30%
Ratio of net investment income to average
   net assets<F3>                                                               0.97%
Portfolio turnover rate                                                        24.47%
Average commission rate<F4>                                                     0.03%

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the eight months ended December 31,
1997. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*> Small-Cap Equity Fund began operations May 1, 1997.

See accompanying notes to financial statements beginning on page 57.

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Aerospace & Military Technology (1.67%)
    Banner Aerospace<F*>                                                      21,400             $   236,727
    Fairchild Corp.<F*>                                                       24,600                 611,925
    Hi-shear Industries<F*>                                                      300                     600
    Talley Industries<F*>                                                     13,700                 161,824
    Transtechnology Corp.                                                     10,000                 283,120
                                                                                                 -----------
                                                                                                   1,294,196
                                                                                                 -----------

Air Transport (1.27%)
    Continental Airlines<F*>                                                  19,800                 957,825
    World Corp.<F*>                                                           22,900                  25,763
                                                                                                 -----------
                                                                                                     983,588
                                                                                                 -----------

Apparel (4.55%)
    Chaus (bernard)<F*>                                                        1,560                   3,412
    Chic By HIS Inc.<F*>                                                       9,900                  72,389
    Dyersburg Corp.                                                           11,600                 131,950
    Galey & Lord Inc.<F*>                                                     16,000                 286,000
    Genesco Inc.<F*>                                                          38,100                 485,775
    Johnson Industries Inc.                                                   11,100                  48,563
    Oneita Industries Inc.<F*>                                                 1,100                     275
    Pillowtex Corp.                                                           20,100                 700,988
    Rexel Inc.<F*>                                                            41,310                 929,475
    Salant Corp.<F*>                                                           4,600                   8,050
    Shelby Williams                                                           11,300                 186,450
    Signal Apparel Co. Common<F*>                                              4,600                   5,750
    Syms Corp.<F*>                                                            29,800                 353,875
    Texfi Industries                                                           8,100                  28,852
    Tultex Corp.<F*>                                                          42,100                 171,010
    Worldtex Inc.<F*>                                                         15,210                 120,721
                                                                                                 -----------
                                                                                                   3,533,535
                                                                                                 -----------

Business Machines (0.90%)
    Applied Magnetics Corp.<F*>                                               37,785                 420,358
    EA Industries Inc.<F*>                                                     3,450                  23,933
    ECC International<F*>                                                      6,325                  19,367
    Nashua Corp.<F*>                                                           5,300                  62,275
    QMS Inc.<F*>                                                              12,000                  30,744
    Titan Corp.<F*>                                                           23,100                 144,375
                                                                                                 -----------
                                                                                                     701,052
                                                                                                 -----------

Business Services (4.29%)
    Allerion Inc.<F*>                                                         14,600                      73
    Ameriquest<F*>                                                             1,700                     398
    Bush Industries                                                           15,150                 393,900
    Computer Task Group                                                       35,800               1,273,120
    Dycom Industries                                                          16,800                 362,242
    Hospital Staffing Services<F*>                                             3,200                   1,798
    ITT Educational Services Inc.<F*>                                         38,450                 857,896

------------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
COMMON STOCK                                                                  SHARES                 VALUE
------------------------------------------------------------------------------------------------------------
Business Services (continued)
    National Media Corp.<F*>                                                  22,900              $   74,425
    Rightchoice Managed Care<F*>                                               4,600                  44,275
    Wackenhut Corp.                                                           13,900                 322,299
                                                                                                  ----------
                                                                                                   3,330,426
                                                                                                  ----------

Chemicals (1.71%)
    LSB Industries Inc.                                                        1,400                   5,687
    Lea Ronal Inc.                                                            18,900                 444,150
    Whittaker Corp.<F*>                                                       11,900                 130,900
    Wynn's International Inc.                                                 23,537                 750,242
                                                                                                  ----------
                                                                                                   1,330,979
                                                                                                  ----------

Commercial Banking (2.85%)
    American Banknote Corp.<F*>                                               16,400                  82,000
    Coast Savings Financial Inc.<F*>                                           4,700                 322,241
    First Banks America Inc.<F*>                                               3,400                  78,836
    Firstfed Financial<F*>                                                    18,600                 720,750
    Oriental Financial Group                                                  15,400                 455,255
    Sterling Bancorp                                                          10,700                 256,800
    Toronto Dominion Bank                                                      7,889                 297,313
    Unionfed Financial Corp.<F*>                                                 440                       4
                                                                                                  ----------
                                                                                                   2,213,199
                                                                                                  ----------

Construction (5.59%)
    Beazer Homes USA Inc.<F*>                                                 14,800                 295,068
    Berlitz International<F*>                                                 17,400                 452,400
    Cavalier Homes Inc.                                                       18,212                 177,567
    Congoleum Corp.<F*>                                                        2,800                  30,800
    Continental Homes Holding Corp.                                           14,200                 571,550
    Corrpro Companies Inc.<F*>                                                13,800                 203,550
    Elcor Corp.                                                               24,150                 579,600
    Giant Group Ltd.<F*>                                                       5,150                  36,050
    ICF Kaiser International<F*>                                                 500                   1,156
    International Aluminum Corp.                                               8,500                 265,625
    Mdc Holings Inc.                                                          25,900                 390,106
    M/I Schottenstein Homes Inc.<F*>                                          16,400                 307,500
    Presley Companies<F*>                                                        800                     600
    Puerto Rican Cement Co. Inc.                                              11,400                 572,132
    Terex Corp.<F*>                                                           19,600                 460,599
                                                                                                  ----------
                                                                                                   4,344,303
                                                                                                  ----------

Consumer Durables (0.28%)
    Craig Corp.<F*>                                                            9,800                 199,058
    TCC Industries Inc.<F*>                                                    3,200                  19,398
                                                                                                  ----------
                                                                                                     218,456
                                                                                                  ----------

                                              (continued)


                                    52

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Containers (0.00%)
    Sun Coast Industries Inc.<F*>                                                300             $     1,744
                                                                                                 -----------

Domestic Oil (6.32%)
    Burling Resources Coal Seam Gas                                           12,000                  73,500
    Cross Timbers Royalty Trust                                               12,000                 195,000
    Furon Co.                                                                 30,000                 626,250
    Getty Realty Corp.                                                        21,500                 475,688
    Giant Industries                                                          17,700                 336,300
    Goodrich Petroleum Corp.<F*>                                              16,300                  16,300
    HS Resources Inc.<F*>                                                     18,000                 248,616
    Howell Corp.                                                              10,800                 186,970
    Huntway Partners<F*>                                                         400                   1,050
    Kaneb Services<F*>                                                        30,500                 158,204
    Kinder Morgan Energy Partners                                             20,700                 701,213
    RPC Energy Services Inc.                                                  40,600                 479,567
    Swift Energy Co.<F*>                                                      14,877                 313,339
    Tokheim Corp.<F*>                                                         14,300                 295,824
    Torch Energy Royalty Trust                                                10,900                  68,801
    Unit Corp.<F*>                                                            30,300                 291,638
    Wainoco Oil Corp.<F*>                                                     29,900                 237,314
    Wiser Oil Co.                                                             14,400                 203,400
                                                                                                 -----------
                                                                                                   4,908,974
                                                                                                 -----------

Drugs & Medicines (3.46%)
    Advocat Inc.<F*>                                                           6,800                  57,800
    Comprehensive Care<F*>                                                     4,600                  30,760
    Cooper Co. Inc.<F*>                                                       21,400                 874,725
    Grc International<F*>                                                     14,400                  88,200
    Graham Field Health Products<F*>                                          23,900                 398,819
    Maxxim Medical<F*>                                                        16,000                 348,000
    Molecular Biosystems<F*>                                                  18,000                 153,000
    OEC Medical Systems<F*>                                                   20,300                 404,721
    PHP Healthcare Corp.<F*>                                                  20,400                 307,265
    Pharmaceutical Resources<F*>                                              18,200                  27,300
                                                                                                 -----------
                                                                                                   2,690,590
                                                                                                 -----------

Electronics (4.95%)
    American Precision Industries<F*>                                         12,800                 266,394
    Aydin Corp.<F*>                                                            8,050                  95,087
    Bell Industries Inc.<F*>                                                  14,412                 198,165
    CTS Corp.                                                                 34,552               1,103,487
    Chyron Corp.<F*>                                                          41,700                 185,023
    Ddl Electronics Inc.<F*>                                                  10,800                   8,100
    Daniel Industries Inc.                                                    22,400                 431,200
    Esco Electronics Corp.<F*>                                                17,200                 290,250
    Kent Electronics<F*>                                                       5,800                 145,725
    Kollmorgen Corp.                                                          16,900                 309,473
    Rex Stores Corp.<F*>                                                      15,400                 157,850
    Sparton<F*>                                                               11,600                 118,169

------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Electronics (continued)
    Sterling Electronics                                                      11,610              $  242,359
    Tech-Sym<F*>                                                              11,500                 292,525
                                                                                                  ----------
                                                                                                   3,843,807
                                                                                                  ----------

Energy & Utilities (0.55%)
    Cascade Natural Gas Corp.                                                 13,900                 260,625
    Compania Boliviana Energia<F*>                                             3,900                 166,725
                                                                                                  ----------
                                                                                                     427,350
                                                                                                  ----------

Energy Raw Materials (0.66%)
    Dravo Corp.<F*>                                                           20,800                 228,800
    Wilshire Oil Co. Of Texas                                                 10,672                  58,024
    Zapata Corp.                                                              33,640                 227,070
                                                                                                  ----------
                                                                                                     513,894
                                                                                                  ----------

Finance (Non - Banking) (4.66%)
    Advest Group                                                              13,800                 340,681
    American Select Portfolio                                                 22,200                 260,850
    Atlanta Sosnoff Capital                                                    5,700                  68,400
    DVI<F*>                                                                   12,100                 223,850
    Delaware Group Global D & I Fund                                          11,100                 209,513
    Duff & Phelps Credit Rating                                               10,800                 438,750
    First Republic Bank<F*>                                                   15,260                 487,359
    Gabelli Global Multimedia                                                  4,400                  38,500
    Hallwood<F*>                                                               3,500                 130,375
    Liberty Term Trust 1999                                                    2,700                  22,613
    Mcdonald & Co. Investments Inc.                                           29,260                 830,253
    National Discount Brokers Group<F*>                                       19,500                 259,584
    Pimco Commercial Mortgage                                                 16,800                 229,942
    Rodman & Renshaw Capital Group<F*>                                         1,637                     332
    Scudder Global High Income Fund                                            5,380                  75,990
                                                                                                  ----------
                                                                                                   3,616,992
                                                                                                  ----------

Food & Agriculture (5.65%)
    Cke Restaurants Inc.                                                      48,150               2,028,319
    Chock Full O Nuts Co.<F*>                                                 13,814                  96,698
    Cooker Restaurant Corp.                                                   11,500                 109,963
    Foodmaker Inc.<F*>                                                        65,300                 983,549
    RLI Corp.                                                                 15,150                 754,652
    Spaghetti Warehouse Inc.<F*>                                               6,900                  39,675
    Super Food Services Inc.<F*>                                              10,100                 155,288
    Tcby Enterprises                                                          28,700                 217,028
                                                                                                  ----------
                                                                                                   4,385,172
                                                                                                  ----------

Gold (0.03%)
    Campbell Resources Inc.<F*>                                               45,800                  20,015
                                                                                                  ----------



                                                (continued)


                                    53

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Industrial Miscellaneous (17.92%)
    American Waste Services<F*>                                               48,200             $    78,325
    Ameron International                                                       8,563                 541,661
    Amre Inc.<F*>                                                             14,400                      14
    Aquarion Company                                                          12,100                 418,200
    Aviall Inc.<F*>                                                           32,900                 491,427
    Bairnco Corp.                                                              9,700                  96,389
    Bluegreen Corp.<F*>                                                       15,048                  65,835
    Carlyle Industries Inc.<F*>                                                2,300                   3,450
    Chase Industries Inc.<F*>                                                 17,000                 433,500
    Coachmen Industries Inc.                                                  26,900                 580,018
    Coastcast<F*>                                                             15,000                 208,125
    Continental Can Inc.<F*>                                                   6,900                 173,790
    Crown Crafts Inc.                                                         12,600                 196,875
    Datapoint<F*>                                                             15,800                  54,305
    EDO Corp.                                                                  9,000                  78,750
    Environmental Elements Corp.<F*>                                             400                   1,400
    Esterline Technologies Corp.<F*>                                          12,800                 460,800
    Farah Inc.<F*>                                                            10,100                  56,176
    Fuqua Enterprises Inc.                                                     8,300                 286,350
    Gleason Corp.                                                             17,400                 468,704
    Hexcel Corp.<F*>                                                          14,817                 369,492
    Interlake Inc.<F*>                                                        19,800                  92,803
    International Technology Corp.<F*>                                         3,975                  29,813
    Monarch Machine Tool Co.                                                   5,500                  43,654
    Morgan Products<F*>                                                        7,900                  41,965
    National-Standard Co.<F*>                                                  5,400                  37,460
    Nortek<F*>                                                                22,800                 605,614
    Northgate Exploration Ltd.<F*>                                            16,435                  12,326
    OHM Corp.<F*>                                                             19,100                 145,638
    Oil-Dri Corp.                                                             13,100                 216,150
    Oneida Ltd.                                                               26,719                 713,063
    Orange Co.                                                                 6,800                  54,822
    Par Technology<F*>                                                        13,300                 120,525
    Pittston Minerals Group                                                   12,100                  90,750
    Playboy Enterprises<F*>                                                    2,800                  38,850
    Playboy Enterprises 'b'<F*>                                               40,700                 638,461
    Portec Inc.                                                                8,157                 118,277
    Premiumwear Inc.                                                           2,474                  13,142
    Publicker Inds Inc.<F*>                                                   12,300                  16,913
    Raytech Corp.-del<F*>                                                        200                   1,075
    Republic Group Inc.                                                       21,729                 355,812
    Robertson Ceco Corp.<F*>                                                  25,000                 243,750
    Royal Appliance Mfg Co.<F*>                                               35,900                 237,838
    Rymer Foods Inc.<F*>                                                         116                     145
    Sl Industries Inc.                                                        11,208                 132,389
    SPS Technologies Inc.<F*>                                                 20,000                 872,500
    Safeguard Scientifics<F*>                                                  2,300                  72,163

------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Industrial Miscellaneous (continued)
    Scott's Liquid Gold Inc.<F*>                                                 300             $       956
    Spartech Corporation                                                      15,500                 234,438
    Starrett Ls                                                               13,500                 493,587
    Trc Companies Inc.<F*>                                                     1,000                   4,250
    Thomas Industries                                                         25,450                 502,638
    Toastmaster Inc.                                                             500                   2,094
    Tyler Corp.<F*>                                                           15,700                  86,350
    URS Corp.<F*>                                                              7,642                 118,925
    Usx-Delphi Group                                                          18,200                 373,100
    United Industrial Corp.                                                   19,600                 213,150
    Wackenhut Corp.                                                           13,618                 287,680
    Wahlco Environmental Systems<F*>                                          11,000                   4,125
    Watsco Inc.                                                               17,850                 440,663
    Waxman Industries<F*>                                                     11,800                  43,507
    Windmere                                                                  30,200                 681,372
    World Fuel Services Corp.                                                 19,725                 414,219
                                                                                                 -----------
                                                                                                  13,910,538
                                                                                                 -----------

Insurance (4.43%)
    Acceptance Insurance Co.<F*>                                              19,328                 467,486
    Amerus Life Holdings Inc-a                                                13,044                 481,018
    Fidelity National Financial Inc.                                          28,896                 899,388
    Hilb, Rogal And Hamilton Company                                          26,500                 511,768
    MMI Companies Inc.                                                        16,500                 414,563
    Stewart Info Services                                                     10,300                 298,700
    Titan Holdings Inc.                                                       16,135                 350,936
    United American Healthcare<F*>                                             9,000                  19,683
                                                                                                 -----------
                                                                                                   3,443,542
                                                                                                 -----------

Media (0.33%)
    American Media Inc.<F*>                                                   33,000                 255,750
                                                                                                 -----------

Miscellaneous Finance (0.58%)
    Interstate Securities                                                     11,300                 299,450
    Stifel Financial                                                           8,957                 151,149
                                                                                                 -----------
                                                                                                     450,599
                                                                                                 -----------

Mortage Backed Securities (0.47%)
    Thornburg Asset Mortgage                                                  22,000                 363,000
                                                                                                 -----------

Motor Vehicles (0.10%)
    Lamson & Sessions Co.<F*>                                                 13,600                  79,043
                                                                                                 -----------

                                                    (continued)


                                    54

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Non-Durables & Entertainment (0.50%)
    Galoob (Lewis) Toys Inc.<F*>                                              18,300             $   186,422
    General Housewares Corp.                                                   5,200                  54,600
    John Q Hammons Hotels<F*>                                                  8,100                  72,900
    J. Alexanders Corp.<F*>                                                    4,900                  24,191
    Tandycrafts Inc.<F*>                                                      10,300                  46,989
                                                                                                 -----------
                                                                                                     385,102
                                                                                                 -----------

Non-Ferrous Metals (1.99%)
    Atlas Corp.<F*>                                                           15,800                   2,370
    Benguet Corp.-b<F*>                                                        1,400                     262
    Ekco Group Inc.<F*>                                                       21,900                 169,725
    Nord Resources Corp.<F*>                                                  19,900                  36,059
    Rmi Titanium Co.<F*>                                                      27,600                 552,000
    Tremont Corp.<F*>                                                         12,100                 632,225
    United Park City Mines Co.<F*>                                             4,540                 123,715
    Zemex Corp.<F*>                                                            3,598                  31,482
                                                                                                 -----------
                                                                                                   1,547,838
                                                                                                 -----------

Paper & Forest Products (0.22%)
    Chesapeake Utilities Corp.                                                 3,900                  79,950
    Griffin Land & Nurseries, Inc.<F*>                                         6,000                  93,000
                                                                                                 -----------
                                                                                                     172,950
                                                                                                 -----------

Producer Goods (6.99%)
    Acme Electric Corp.<F*>                                                    5,553                  27,071
    Aeroflex<F*>                                                              13,285                 116,244
    Allied Products Corp.                                                     20,250                 486,000
    Ampco-Pittsburgh Corp.                                                    14,000                 273,868
    Artra Group Inc.<F*>                                                       9,100                  35,263
    Brown & Sharpe Mfg. Co.<F*>                                                7,300                  74,365
    Fansteel Inc.<F*>                                                          8,600                  73,100
    Genrad Inc.<F*>                                                           33,400               1,008,246
    Hughes Supply Inc.                                                        17,650                 616,638
    IMO Industries<F*>                                                        15,300                  68,850
    Insteel Industries                                                         8,100                  55,688
    Katy Inds. Inc.                                                           13,100                 266,913
    Kuhlman Corp.                                                             12,988                 508,156
    Mestek Inc.<F*>                                                           13,000                 243,750
    Scotsman Industries                                                       16,200                 395,879
    Sequa Corp.<F*>                                                            6,900                 510,600
    Twin Disc Inc.                                                             5,000                 163,750
    Union Corp.<F*>                                                           10,200                 320,657
    Whitehall Corp.<F*>                                                       10,100                 181,798
                                                                                                 -----------
                                                                                                   5,426,836
                                                                                                 -----------
------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Railroads & Shipping (0.87%)
    Sea Containers Ltd.                                                          600              $   19,012
    Sea Containers Ltd. - Class A                                             19,470                 623,040
    Todd Shipyards Corp.<F*>                                                   7,900                  33,077
                                                                                                  ----------
                                                                                                     675,129
                                                                                                  ----------

Real Estate (3.20%)
    American Real Estate Partners<F*>                                         20,000                 196,240
    Amrep Corp.<F*>                                                            6,100                  35,838
    Chateau Communities Inc.                                                  12,942                 407,673
    Christiana Cos. Inc.<F*>                                                  10,700                 423,988
    DVI Inc.<F*>                                                                  64                       4
    G & L Realty Corp.                                                         9,700                 205,514
    Grubb & Ellis Co.<F*>                                                     16,000                 218,992
    Home Properties Inc.                                                      11,800                 320,807
    Lexington Corporate Properties                                            17,000                 262,429
    Malan Realty Investors Inc.                                                4,000                  72,500
    Storage Trust Realty                                                      12,900                 339,424
                                                                                                  ----------
                                                                                                   2,483,409
                                                                                                  ----------

Retail (3.64%)
    Carr-Gottstein Foods<F*>                                                  22,600                 111,576
    Catalina Lighting Inc.<F*>                                                 2,000                   7,124
    Chart House Enterprises<F*>                                               13,200                  83,318
    Cole National Corp.<F*>                                                   18,800                 562,816
    Kenneth Cole Productions-a<F*>                                            20,800                 334,090
    Converse Inc.<F*>                                                         27,600                 165,600
    Fabri-Centers Of America<F*>                                              17,200                 383,766
    General Host Corp.                                                         3,900                  20,963
    Gottschalks Inc.<F*>                                                       9,700                  81,238
    Hi-lo Automotive<F*>                                                       2,600                  10,886
    Hills Stores Co.<F*>                                                      11,900                  37,925
    Intertan Inc.<F*>                                                          3,100                  16,663
    La Gear<F*>                                                               11,000                     660
    Luria & Son<F*>                                                              300                       2
    Mortons Restaurant Group<F*>                                              12,100                 245,025
    O'Sullivan Industries<F*>                                                 23,000                 230,000
    Piccadilly Cafeterias Inc.                                                 7,600                  99,750
    Rowe Furniture Corp.                                                      19,800                 158,400
    Sizzler International Inc.<F*>                                            41,500                 111,511
    Sport Supply Group Inc.<F*>                                               11,100                  84,638
    Uno Restaurant Corp.<F*>                                                  11,450                  78,717
                                                                                                  ----------
                                                                                                   2,824,668
                                                                                                  ----------


                                                       (continued)

                                    55

GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
COMMON STOCK                                                                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------
Steel (1.72%)
    Cold Metal Products<F*>                                                      200             $     1,012
    Huntco Inc.                                                                6,200                 104,625
    Keystone Consolidated Industries<F*>                                       8,600                 103,200
    NS Group Inc.<F*>                                                         25,300                 433,263
    Reliance Steel & Aluminum                                                 23,300                 693,175
                                                                                                 -----------
                                                                                                   1,335,275
                                                                                                 -----------

Telephone (0.05%)
    Intellicall Inc.<F*>                                                       7,715                  39,539
                                                                                                 -----------

Tobacco (0.61%)
    Brooke Group Ltd.                                                         23,800                 205,275
    Standard Commercial Corp.<F*>                                             16,144                 267,377
                                                                                                 -----------
                                                                                                     472,652
                                                                                                 -----------

Travel & Recreation (0.37%)
    Jackpot Enterprises<F*>                                                   14,119                 159,714
    K2 Inc.                                                                        1                      23
    PS Group Holdings Inc.                                                    10,100                 126,250
                                                                                                 -----------
                                                                                                     285,987
                                                                                                 -----------

Trucking & Freight (0.15%)
    International Shipholding                                                  6,525                 112,556
    US 1 Industries Inc.                                                       6,600                   1,234
                                                                                                 -----------
                                                                                                     113,790
                                                                                                 -----------

Utilities, Electrical & Gas (4.17%)
    Bangor Hydro Electric<F*>                                                  7,300                  45,165
    Central Vermont Public Service                                            18,400                 280,600
    Chart Industries                                                          24,650                 562,316
    Green Mountain Power Corp.                                                 9,500                 173,964
    Nui Corp.                                                                 17,800                 510,629
    North Carolina Natural Gas                                                11,900                 413,525
    St Joseph Light & Power                                                   12,800                 227,994
    Southern California Water And Gas                                         13,500                 339,188
    TNP Enterprises Inc.                                                      20,500                 681,624
                                                                                                 -----------
                                                                                                   3,235,005
                                                                                                 -----------

TOTAL COMMON STOCK (97.70%)
    (AMORTIZED COST $57,405,295)                                                                  75,858,924
                                                                                                 -----------

------------------------------------------------------------------------------------------------------------
                                                                             PAR                   MARKET
SHORT TERM SECURITIES                                                       VALUE                   VALUE
------------------------------------------------------------------------------------------------------------
Commercial Paper (2.19%)
    Countrywide Home Loans, Inc.,
        6.61%, due 1/5/98                                                $ 1,700,000             $ 1,698,753
                                                                                                 -----------

TOTAL SHORT TERM SECURITIES (2.19%)
    (AMORTIZED COST $1,698,753)                                                                    1,698,753
                                                                                                 -----------

TOTAL INVESTMENTS (99.89%)
    (AMORTIZED COST $59,104,048)                                                                 $77,557,677

    Other net assets (0.11%)                                                                          87,845
                                                                                                 -----------

TOTAL NET ASSETS (100.00%)                                                                       $77,645,522
                                                                                                 ===========

<F*>Non-income producing securities.

See accompanying notes to financial statements beginning on page 57.

                   GENERAL AMERICAN CAPITAL COMPANY
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 1-ORGANIZATION
General American Capital Company (the Company), commenced operations on October 1, 1987, and is registered under the Investment Company Act of 1940 as amended, as an open-end diversified management investment company.
The Company offers to its shareholders eight separate investment funds (the Funds) which operate as distinct investment vehicles. These are the S & P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, Asset Allocation Fund, International Index Fund, Mid-Cap Equity Fund and Small-Cap Equity Fund. The name of the Mid-Cap Equity Fund was changed from the Special Equity Fund. The International Index and Mid-Cap Equity Funds began operations on February 16, 1993. The Small-Cap Equity Fund began operations on May 1, 1997. As of December 31, 1997, the Company sells its shares to separate accounts established by General American Life Insurance Company (General American), RGA Reinsurance Company (RGA) a wholly owned subsidiary of Reinsurance Group of America, Inc., which is a majority owned subsidiary of General American, Security Equity Life Insurance Company (Security Equity) a wholly owned subsidiary of General American Life Insurance Company and Cova Financial Services Life Insurance Company (Cova) a wholly owned subsidiary of General American Life Insurance Company.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Company in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A.    INVESTMENTS:
      Common stocks of domestic companies are valued based on the closing sale price on the New York Stock Exchange for securities traded on that exchange, and for securities not so traded, at the last bid price of over-the-counter market quotations as of the close of business on December 31. Common stocks of foreign companies are valued based on the closing sale price on the primary exchange for which the security is listed. The market values for bonds and short term securities with maturities of 60 days or more at date of valuation are determined daily by an independent pricing service based on current market conditions. Short term securities with maturities of less than 60 days at date of valuation are valued at amortized cost, which approximates market value.

B.    REPURCHASE AGREEMENTS:
      Short term investments include repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the underlying U.S. Government securities at a mutually agreed upon time and price.

C.    FOREIGN CURRENCY TRANSLATIONS:
      Securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated into U.S. dollars based upon the prevailing exchange rate on the respective dates of the transactions.

      In accordance with Statement of Position (SOP) 93-4: Foreign Currency Accounting and Financial Statement Presentation for Investment Companies, reported net realized gains or losses from foreign currency transactions arise from sales of portfolio securities and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent actually received or paid. Reported net unrealized gains and losses from foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities at December 31, resulting from changes in the exchange rate.

D.    DERIVATIVE FINANCIAL INSTRUMENTS:
      A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Capital Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Company's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. The Capital Company's utilization of derivative financial instruments is substantially limited to the use of forward exchange contracts to hedge foreign currency transactions, interest rate futures contracts to manage interest rate risk and S&P 500 Index futures contracts to manage performance.

      Forward Foreign Currency Contracts:
      The International Index Fund enters into forward exchange contracts to hedge foreign currency transactions and not to engage in currency speculation. The Fund's forward exchange contracts do not subject the company to risk from exchange rate movements because gains and losses on such contracts offset losses and gains, respectively, on the assets being hedged. At

      December 31, the company had no open foreign currency exchange contracts that obligate it to receive or deliver currency at specified future dates. The forward exchange contracts generally require the company to exchange U.S. dollars for foreign currencies at maturity, at rates agreed to at inception of the contracts. The U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. If the counterparties to the exchange contracts (primarily AA rated international banks) do not fulfill their obligations to deliver the contracted currencies, the company could be at risk for any currency related fluctuations.

      Futures Contracts:
      A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U. S. Treasury Bonds and the S&P 500 Index and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Company maintains, in a segregated account with a custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the custodian based upon changes in the value of the contract (the variation margin). U. S. Treasury Bond futures contracts are entered into in the Asset Allocation Fund to hedge market price risks of fixed-rate bonds. S&P 500 Index futures contracts are entered into in the S&P 500 Index Fund to manage and more closely track the performance of the S&P 500 Index.

      For the S&P 500 Fund and the Asset Allocation Fund transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                 Contracts
      -------------------------------------------------------
       Outstanding at December 31, 1996               0
       Futures Opened                                78
       Futures Closed                               (56)
       Outstanding at December 31, 1997              22

      The number of futures contracts outstanding in the S&P 500 Fund as of December 31, 1997, the description, total market value and unrealized depreciation are as follows:

      #           Long Contracts:                                 Market        Unrealized
                                                                  Value        Depreciation
      -------------------------------------------------------------------------------------
      22          S&P 500 Index Futures, March 1998
                  (Notional Value of
                  $244,775 per contract)                        $5,385,050       (44,400)

      At December 31, 1997, the Company had no open U. S. Treasury Bond futures contracts.

E.    INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
      Investment transactions are recorded on a trade date basis (date the order to buy or sell is executed). Dividends are recognized as income on the ex-dividend date while interest income and amortization of premium and discount are recorded on an accrual basis.

F.    FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS:
      No provision for Federal income taxes is necessary because each Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized gains to its shareholders. At December 31, 1997, the Bond Index Fund had an accumulated capital loss carryforward for tax purposes of $2,011,877. Of this amount, $1,829,527 and $182,350 will expire on December 31, 2002, and 2003 respectively.

G.    CONSENT DIVIDENDS:
      The Funds follow the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains are treated as being distributed daily to their shareholders and are immediately reinvested in that Fund.

H.    USE OF ESTIMATES:
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3-MANAGEMENT AND ADMINISTRATIVE FEES
The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company (Investment Advisor) with respect to all of its Funds. Certain officers and directors of the Company are also officers and directors of the Investment Advisor. For its services to the Funds, the Investment Advisor charges a fee which is accrued daily against each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the net assets, are:

      S & P 500 Index Fund          .250 Percent
      Money Market Fund             .125 Percent
      Bond Index Fund               .250 Percent
      Asset Allocation Fund         .500 Percent
      Small-Cap Equity              .250 Percent

The fee (percentage effective March 1, 1997) charged the Managed Equity Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts as follows:

                                         Investment
      Assets                                Fee
      ---------------------------------------------
      First $10 million                     .40%
      Next $20 million                      .30%
      Balance over $30 million              .25%

The fee charged the International Index Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the fund above certain amounts as follows:

                                         Investment
      Assets                                 Fee
      ---------------------------------------------
      First $10 million                     .50%
      Next $10 million                      .40%
      Balance over $20 million              .30%

The fee charged for the Mid-Cap Equity Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts as follows:

                                         Investment
      Assets                                 Fee
      ---------------------------------------------
      First $10 million                     .55%
      Next $10 million                      .45%
      Balance over $20 million              .40%

All operational expenses of the Company are paid by General American, which charges administrative fees to each Fund in return. Certain officers and directors of the Company are also officers and directors of General American, RGA, Security Equity and Cova.

The administrative expenses are charged at an annual rate based on the average daily value of the net assets in each Fund, as follows:

      S & P 500 Index Fund           .05 Percent
      Money Market Fund              .08 Percent
      Bond Index Fund                .05 Percent
      Managed Equity Fund            .10 Percent
      Asset Allocation Fund          .10 Percent
      International Index Fund       .30 Percent
      Mid-Cap Equity Fund            .10 Percent
      Small-Cap Equity Fund          .05 Percent

NOTE 4 - INVESTMENT OBJECTIVES AND MANAGER CHANGES

Effective January 1, 1997, the International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management. The total investment advisor fees were reduced as a result of the changes.

Effective January 1, 1997, the Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with "medium market capitalizations." "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment. The portfolio manager of Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remains unchanged from that of the Special Equity Fund.

Effective March 1, 1997, the portfolio manager for the Managed Equity Fund became Conning Asset Management Company. The total investment advisor charges were reduced due to this change.

The Small-Cap Equity Fund commenced operations on May 1, 1997 subsequent to a transfer of assets from General American Life Insurance Company Separate Account No. 20, which had similar investment objectives, policies, and limitations, in exchange for shares of the Small-Cap Equity Fund. Separate Account No. 20 was not registered under the Registered Investment Company Act of 1940 and has a different fee and expense structure than the Small-Cap Equity Fund. While Separate Account No. 20 continues to exist, its assets now consist solely of shares of the Small-Cap Equity Fund. The Small-Cap Equity Fund's portfolio of investments on May 1, 1997 was the same as the portfolio of Separate Account No. 20 immediately prior to the transfer. Separate accounts which invested in Separate Account No. 20 prior to the transfer now invest directly in the Small-Cap Equity Fund. The Small-Cap Equity Fund seeks to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange.

NOTE 5-INVESTMENTS
The amortized cost of investments for federal income tax purposes as of December 31, 1997, is as follows:

                                            S & P 500                MONEY              BOND             MANAGED
                                              INDEX                  MARKET             INDEX            EQUITY
                                              FUND                    FUND              FUND              FUND
                                          ------------            ------------       -----------       -----------
Bonds                                     $        -0-            $        -0-       $44,673,199       $       -0-
Common stocks                              252,841,292                     -0-               -0-        40,444,297
Preferred stocks                                   -0-                     -0-               -0-               -0-
Short term
  securities                                 6,849,130             174,432,557         1,648,790         2,932,875
                                          ------------            ------------       -----------       -----------
Total                                     $259,690,422            $174,432,557       $46,321,989       $43,377,172
                                          ============            ============       ===========       ===========

                                              ASSET              INTERNATIONAL         MID-CAP          SMALL-CAP
                                           ALLOCATION                INDEX             EQUITY            EQUITY
                                              FUND                   FUND               FUND              FUND
                                           -----------           -------------       -----------       -----------
Bonds                                      $29,271,830             $      -0-        $      -0-        $       -0-
Common stocks                               49,471,734              7,670,353         4,724,042         57,405,295
Preferred stocks                             1,070,000                    -0-               -0-                -0-
Warrants                                           -0-                    215               -0-                -0-
Short term
  securities                                 4,491,722                264,805           413,698          1,698,753
                                           -----------             ----------        ----------        -----------
Total                                      $84,305,286             $7,935,373        $5,137,740        $59,104,048
                                           ===========             ==========        ==========        ===========

Gross unrealized gains and losses by fund for the period ended December 31, 1997 are as follows:

                                            S & P 500                  BOND             MANAGED
                                              INDEX                    INDEX            EQUITY
                                              FUND                     FUND              FUND
                                          ------------              ----------       -----------
Unrealized gains                          $243,924,839              $1,314,425       $16,687,294
Unrealized losses                            3,208,157                  50,427           683,532
                                          ------------              ----------       -----------
Net unrealized
  gain on
  investments                             $240,716,682              $1,263,998       $16,003,762
                                          ============              ==========       ===========


                                              ASSET              INTERNATIONAL         MID-CAP          SMALL-CAP
                                           ALLOCATION                INDEX             EQUITY            EQUITY
                                              FUND                   FUND               FUND              FUND
                                           -----------           -------------       -----------       -----------
Unrealized gains                           $27,697,322             $1,566,484        $1,902,452        $22,462,229
Unrealized losses                            1,352,878              1,112,363           204,686          4,008,600
                                           -----------             ----------        ----------        -----------
Net unrealized
  gain on
  investments                              $26,344,444             $  454,121        $1,697,766        $18,453,629
                                           ===========             ==========        ==========        ===========

Purchases and proceeds from sales and maturities of other than short term securities and United States government obligations for the period ended December 31, 1997 were as follows:

                                            S & P 500                  BOND             MANAGED
                                              INDEX                    INDEX            EQUITY
                                              FUND                     FUND              FUND
                                          ------------              ----------       -----------
Purchases                                 $103,907,306              $9,090,944       $25,721,032
                                          ============              ==========       ===========
Sales and
Maturities                                $ 53,038,437              $6,629,733       $27,379,093
                                          ============              ==========       ===========


                                              ASSET              INTERNATIONAL         MID-CAP          SMALL-CAP
                                           ALLOCATION                INDEX             EQUITY            EQUITY
                                              FUND                   FUND               FUND              FUND
                                           -----------           -------------       -----------       -----------
Purchases                                  $44,259,903             $6,496,460        $4,062,661        $63,034,729
                                           ===========             ==========        ==========        ===========
Sales and
Maturities                                 $34,312,093             $4,316,714        $2,815,078        $16,206,567
                                           ===========             ==========        ==========        ===========

Purchases and proceeds from sales and maturities of United States government obligations for the period ended December 31, 1997 were as follows:


                                            S & P 500                MONEY              BOND             MANAGED
                                              INDEX                  MARKET             INDEX            EQUITY
                                              FUND                    FUND              FUND              FUND
                                          ------------            ------------       -----------       -----------
Purchases                                  $       -0-             $       -0-       $16,186,367       $       -0-
                                           ===========             ===========       ===========       ===========
Sales and
Maturities                                 $       -0-             $       -0-       $10,704,055       $       -0-
                                           ===========             ===========       ===========       ===========


                                              ASSET              INTERNATIONAL         MID-CAP          SMALL-CAP
                                           ALLOCATION                INDEX             EQUITY            EQUITY
                                              FUND                   FUND               FUND              FUND
                                           -----------           -------------       -----------       -----------
Purchases                                  $       -0-             $       -0-       $       -0-       $       -0-
                                           ===========             ===========       ===========       ===========

Sales and
Maturities                                 $       -0-             $       -0-       $       -0-       $       -0-
                                           ===========             ===========       ===========       ===========

NOTE 6-CAPITAL STOCK

As of December 31, 1997, in the aggregate, there were one billion, five hundred million (1,500,000,000) shares of $.01 par value capital stock authorized. On May 1, 1997 shares of the Company, as noted below, were exchanged for cash and invested assets, less any investment related liabilities of General American Separate Account No. 20. The unrealized appreciation at the time of the exchange was $12,703,457 for Separate Account No. 20.

Transactions in capital stock were as follows:

                                                                       S & P 500 INDEX FUND
                                            ----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                            ----------------------------------        ----------------------------
                                              Shares                 Amount             Shares           Amount
                                            ----------            ------------        ----------      ------------
Shares sold                                  2,288,656            $ 80,197,159         2,237,429      $ 59,163,958

Shares redeemed                             (1,024,948)            (35,167,639)       (1,014,699)      (27,064,902)
                                            ----------            ------------        ----------      ------------

Net increase                                 1,263,708            $ 45,029,520         1,222,730      $ 32,099,056
                                            ==========            ============        ==========      ============


                                                                        MONEY MARKET FUND
                                           -----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                           -----------------------------------       -----------------------------
                                              Shares                 Amount             Shares           Amount
                                           -----------            ------------       -----------     -------------
Shares sold                                 18,831,392           $ 335,912,294        13,172,752     $ 222,132,928

Shares redeemed                            (15,135,851)           (268,660,111)      (11,608,821)     (195,238,536)
                                           -----------           -------------       -----------     -------------

Net increase                                 3,695,541           $  67,252,183         1,563,931     $  26,894,392
                                           ===========           =============       ===========     =============

                                                                          BOND INDEX FUND
                                            ----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                            ----------------------------------        ----------------------------
                                              Shares                 Amount             Shares           Amount
                                            ----------            ------------        ----------      ------------
Shares sold                                   875,433             $ 19,458,750          573,137       $ 11,704,734

Shares redeemed                              (583,698)             (12,568,473)        (690,509)       (14,025,768)
                                             --------             ------------         --------       ------------

Net increase
   (decrease)                                 291,735             $  6,890,277         (117,372)      $ (2,321,034)
                                             ========             ============         ========       ============

                                                                       MANAGED EQUITY FUND
                                            ----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                            ----------------------------------        ----------------------------
                                              Shares                 Amount             Shares           Amount
                                            ----------            ------------        ----------      ------------
Shares sold                                   292,535             $ 8,324,432           368,070       $ 8,358,789

Shares redeemed                              (317,082)             (9,190,598)         (402,562)       (9,304,486)
                                             --------             -----------          --------       -----------

Net (decrease)                                (24,547)            $   866,166)          (34,492)      $  (945,697)
                                             ========             ===========          ========       ===========

                                                                      ASSET ALLOCATION FUND
                                            ----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                            ----------------------------------        ----------------------------
                                              Shares                 Amount             Shares           Amount
                                            ----------            ------------        ----------      ------------
Shares sold                                    676,658            $ 19,798,368           561,055      $ 13,777,778

Shares redeemed                               (396,211)            (11,858,933)         (512,299)      (12,414,366)
                                              --------            ------------          --------      ------------

Net increase                                   280,447            $  7,939,435            48,756      $  1,363,412
                                              ========            ============          ========      ============

                                                                     INTERNATIONAL INDEX FUND
                                            ----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                            ----------------------------------        ----------------------------
                                              Shares                 Amount             Shares           Amount
                                            ----------            ------------        ----------      ------------
Shares sold                                   120,074              $2,031,933            99,486        $1,546,190

Shares redeemed                               (44,588)               (771,139)          (28,566)         (437,361)
                                              -------              ----------           -------        ----------

Net increase                                   75,486              $1,260,794            70,920        $1,108,829
                                              =======              ==========           =======        ==========

                                                                      MID-CAP EQUITY FUND
                                            ----------------------------------------------------------------------
                                                         Year ended                           Year ended
                                                      December 31, 1997                    December 31, 1996
                                            ----------------------------------        ----------------------------
                                              Shares                 Amount             Shares           Amount
                                            ----------            ------------        ----------      ------------
Shares sold                                   123,498             $ 2,489,536            79,204       $ 1,152,102

Shares redeemed                               (64,062)             (1,180,507)         (138,239)       (2,084,535)
                                              -------             -----------          --------       -----------
Net increase
   (decrease)                                  59,436             $ 1,309,029           (59,035)      $  (932,433)
                                              =======             ===========          ========       ===========

                                                     SMALL-CAP EQUITY FUND
                                            ----------------------------------
                                                      Eight Months ended
                                                      December 31, 1997
                                            ----------------------------------
                                              Shares                 Amount
                                            ----------            ------------
Shares sold                                   223,963              10,480,160

Shares redeemed                               (93,051)             (4,038,172)
                                              -------             -----------

Net increase                                  130,912             $ 6,441,988
                                              =======             ===========

              GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

                               December 31, 1997


BOARD OF DIRECTORS


      Theodore M. Armstrong
      Alan C. Henderson
      Richard A. Liddy, Chairman
      Matthew P. McCauley
      Harry E. Rich

INVESTMENT ADVISOR

      Conning Asset Management Company

SAFEKEEPER OF SECURITIES

      Bank of New York

LEGAL COUNSEL

      Stephen E. Roth
      Sutherland, Asbill & Brennan, Washington D.C.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

If distributed to perspective investors, this report must be preceded or accompanied by a current prospectus. The prospectus is incomplete without reference to the financial data contained in this annual report.

                                APPENDIX

  Pages 5, 15, 21, 27, 32, 38, 44 and 49 of the printed Annual Report for General American Capital Company contain a stock performance. The information contained in these graphs has been presented in a tabular format that may be processed by the EDGAR System.